SCHEDULE 14A
                                (Rule 14a-101)
                    Information Required in Proxy Statement
                           SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934
                              (Amendment No.   )

Filed by the Registrant                                           / X /
Filed by a Party other than the Registrant                        /   /
Check the appropriate box:
/ /   Preliminary Proxy Statement
/ /   Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
/X/   Definitive Proxy Statement
/X/   Definitive Additional Materials
/ /   Soliciting Material Pursuant to Rule 14a-11(c) or 14a-12

                    OPPENHEIMER QUEST OFFICERS VALUE FUND,
                 a series of Oppenheimer Quest For Value Funds
-----------------------------------------------------------------
               (Name of Registrant as Specified in its Charter)

                             Merryl Hoffman, Esq.
-----------------------------------------------------------------
                  (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):
/X /  No fee required.
/ /   Fee computed on table below per Exchange Act Rules
      14a-6(i)(4) and 0-11.
-----------------------------------------------------------------
(1) Title of each class of securities to which transaction applies:
-----------------------------------------------------------------
(2)    Aggregate     number    of    securities    to    which     transaction
applies:
-----------------------------------------------------------------
(3)   Per unit price or other underlying value of transaction
computed    pursuant   to   Exchange    Act   Rule   0-11   (Set   forth   the
amount
on which the filing fee is calculated and state how it was
determined):
-----------------------------------------------------------------
(4) Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------
(5) Total fee paid:
-----------------------------------------------------------------
/ /   Fee paid previously with preliminary materials.
/ /   Check box if any part of the fee is offset as provided by
Exchange   Act  Rule   0-11(a)(2)   and   identify   the   filing   for  which
the offsetting    fee    was    paid    previously.    Identify    the
previous filing by   registration   statement   number,   or  the   Form   or
Schedule   and  the date of its filing.
(1)  Amount Previously Paid:
-----------------------------------------------------------------
(2)   Form, Schedule or Registration Statement No.:
-----------------------------------------------------------------
(3)   Filing Party:
-----------------------------------------------------------------
(4)   Date Filed:

Bridget A. Macaskill
President and
Chief Executive Officer                      OppenheimerFunds, Inc.
                                             Two World Trade Center, 34th Floor
                                             New York, NY 10048-0203
                                             800 525-7048

                                             April 20th, 1998

Dear Oppenheimer Quest Officers Value Fund Shareholder:

      One of the things we pride ourselves on at OppenheimerFunds, Inc. is our commitment to searching for new investment opportunities for our shareholders. I am writing to you today to let you know about one of those opportunities -- a positive change that has been proposed for Oppenheimer Quest Officers Value Fund.

      After careful consideration, the Board of Trustees concluded that it would be in the best interest of shareholders of Oppenheimer Quest Officers Value Fund to reorganize into another Oppenheimer Quest fund, Oppenheimer Quest Value Fund, Inc. A shareholder meeting has been scheduled for June 9th, and all Oppenheimer Quest Officers Value Fund shareholders of record on April 1st are being asked to vote either in person or by proxy. Enclosed, you will find a notice of the meeting, a ballot card, a proxy statement detailing the proposal, an Oppenheimer Quest Value Fund, Inc. prospectus and a postage-paid return envelope for your use.

Why does the Board of Trustees recommend this reorganization?
      The Trustees considered that the Funds have the same investment objective and employ substantially similar investment techniques and strategies. Pursuant to the reorganization, shareholders of Oppenheimer Quest Officers Value Fund would be invested in a comparable fund with a substantially larger asset base - over $1.3 billion in assets - and would likely incur lower transfer agency and other non-management and distribution expenses. The Trustees considered the future viability of Officers Fund due to its small size - under $8 million in assets - and that its prospects for increasing its asset base to achieve efficiencies of scale is uncertain due to, among other things, below-average performance. The reorganization would be implemented without sales charges and is expected to be a tax-free reorganization. The enclosed proxy statement contains further discussion.

How do you vote?
      No matter how large or small your investment, your vote is important, so please review the proxy statement carefully. To cast your vote, simply mark, sign and date the enclosed proxy ballot and return it in the postage-paid envelope today. Remember, it can be expensive for Officers Fund -- and ultimately for you as a shareholder -- to remail ballots if not enough responses are received to conduct the meeting.

      If you have any questions about the proposal, please feel free to contact your financial advisor, or call us at 1-800-525-7048.

      As always, we appreciate your confidence in OppenheimerFunds and look forward to serving you for many years to come.
                                                      Sincerely,
                                                      [BAM signature]
Enclosures


hoff\298-qof.wpd

                      OPPENHEIMER QUEST OFFICERS VALUE FUND
             Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                          TO BE HELD ON JUNE 9, 1998

To the Shareholders of Oppenheimer Quest Officers Value Fund:

Notice is hereby given that a Special Meeting of the Shareholders of Oppenheimer Quest Officers Value Fund ("Officers Fund"), a series of Oppenheimer Quest For Value Funds (the "Trust"), a registered management investment company, will be held at 6803 South Tucson Way, Englewood, Colorado 80112 at 10:00 A.M., Denver time, on June 9, 1998, or any adjournments thereof (the "Meeting"), for the following purposes:

1. To approve or disapprove an Agreement and Plan of Reorganization between the Trust, on behalf of Officers Fund, and Oppenheimer Quest Value Fund, Inc. ("Value Fund"), and the transactions contemplated thereby, including the transfer of substantially all the assets of Officers Fund to Value Fund in exchange for Class A shares of Value Fund, the distribution of such Class A shares of Value Fund to the Class A shareholders of Officers Fund in complete liquidation of Officers Fund and the cancellation of the outstanding shares of Officers Fund (the "Proposal").

2. To act upon such other matters as may properly come before the Meeting.

Shareholders of record at the close of business on April 1, 1998 are entitled to notice of, and to vote at, the Meeting. The Proposal is more fully discussed in the Proxy Statement and Prospectus. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Trust's Board of Trustees recommends a vote in favor of the Proposal. WE URGE YOU TO SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary

April 6, 1998
-----------------------------------------------------------------------
Shareholders who do not expect to attend the Meeting are requested to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

                    Oppenheimer Quest Officers Value Fund
            Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                               PROXY STATEMENT

                      Oppenheimer Quest Value Fund, Inc.
            Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                                  PROSPECTUS

This Proxy Statement of Oppenheimer Quest Officers Value Fund ("Officers Fund") relates to the Agreement and Plan of Reorganization (the "Reorganization Agreement") and the transactions contemplated thereby (the "Reorganization") between Oppenheimer Quest For Value Funds (the "Trust"), on behalf of its series, Officers Fund, and Oppenheimer Quest Value Fund, Inc.("Value Fund"). This Proxy Statement also constitutes a Prospectus of Value Fund included in a Registration Statement on Form N-14 (the "Registration Statement") filed by Value Fund with the Securities and Exchange Commission (the "SEC"). Such Registration Statement relates to the registration of Class A shares of Value Fund to be offered to the shareholders of Officers Fund pursuant to the Reorganization Agreement. Officers Fund is located at Two World Trade Center, New York, New York 10048-0203 (telephone 1-800-525-7048).

This Proxy Statement and Prospectus sets forth concisely information about Value Fund and the Reorganization that shareholders of Officers Fund should know before voting on the Reorganization. A copy of the Prospectus for Value Fund, dated February 27, 1998, is enclosed and incorporated herein by reference. The following documents have been filed with the SEC and are available without charge upon written request to OppenheimerFunds Services, the transfer and shareholder servicing agent for Value Fund and Officers Fund (the "Transfer Agent"), at P.O. Box 5270, Denver, Colorado 80217, or by calling the toll-free number shown above: (i) a Prospectus for Officers Fund, dated January 26, 1998; and (ii) a Statement of Additional Information about Officers Fund, dated January 26, 1998 (the "Officers Fund Additional Statement"). The following documents have been filed with the SEC, are incorporated herein by reference and are available without charge upon written request to the Transfer Agent or by calling the toll-free number shown above: (i) a Prospectus for Value Fund, dated February 27, 1998; and (ii) a Statement of Additional Information relating to the Reorganization described in this Proxy Statement and Prospectus (the "Additional Statement"), dated April 6, 1998 and filed as part of the Registration Statement, which Additional Statement includes, among other things, the Prospectus for Officers Fund, the Officers Fund Additional Statement and a Statement of Additional Information about Value Fund, dated February 27, 1998 (the "Value Fund Additional Statement") which contains more detailed information about Value Fund and its management.

Investors are advised to read and retain this Proxy Statement and Prospectus for future reference.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE SECURITIES AND EXCHANGE COMMISSION PASSED ON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

This Proxy Statement and Prospectus is dated April 6, 1998.

                               TABLE OF CONTENTS
                        PROXY STATEMENT AND PROSPECTUS
                                                                       Page
Introduction............................................................1
   General..............................................................1
   Record Date; Vote Required; Share Information........................2
   Proxies..............................................................3
   Costs of the Solicitation and the Reorganization.....................3
Comparative Fee Tables..................................................4
Synopsis................................................................7
   Purpose of the Meeting...............................................7
   Parties to the Reorganization........................................7
   The Reorganization      .............................................7
   Reasons for the Reorganization.......................................8
   Tax Consequences of the Reorganization...............................8
   Investment Objectives and Policies...................................8
   Investment Advisory and Distribution and Service Plan Fees...........9
   Purchases, Exchanges and Redemptions................................10
Principal Risk Factors.................................................11
Approval of the Reorganization (The Proposal)..........................13
   Reasons for the Reorganization......................................13
   The Reorganization..................................................15
   Tax Aspects of the Reorganization...................................15
   Capitalization Table (Unaudited)....................................17
Comparison Between Officers Fund and Value Fund........................18
   Investment Objectives and Policies..................................18
   Investment Restrictions.............................................22
   Description of Brokerage Practices..................................24
   Expense Ratios and Performance......................................25
   Shareholder Services................................................26
   Rights of Shareholders..............................................27
   Organization and History............................................28
   Management and Distribution Arrangements............................28
   Purchase of Additional Shares.......................................31
   Dividends and Distributions.........................................31
Method of Carrying Out the Reorganization .............................31
Additional Information.................................................33
   Financial Information...............................................33
   Public Information..................................................33
Other Business.........................................................34
Exhibit A - Agreement and Plan of Reorganization by and between
Oppenheimer Quest For Value Funds, on behalf of Oppenheimer Quest
Officers Value Fund, and Oppenheimer Quest Value Fund, Inc. ..........A-1
Enclosure - Prospectus of Oppenheimer Quest Value Fund, Inc. dated February 27, 1998.

                    Oppenheimer Quest Officers Value Fund
            Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                               PROXY STATEMENT

                      Oppenheimer Quest Value Fund, Inc.
            Two World Trade Center, New York, New York 10048-0203
                                1-800-525-7048

                                  PROSPECTUS

            Special Meeting of Shareholders to be held June 9, 1998

                                 INTRODUCTION

General

This Proxy Statement and Prospectus is being furnished to the shareholders of Oppenheimer Quest Officers Value Fund ("Officers Fund"), a series of Oppenheimer Quest For Value Funds (the "Trust"), a registered management investment company, in connection with the solicitation by the Board of Trustees of the Trust (the "Board") of proxies to be used at the Special Meeting of Shareholders of Officers Fund to be held at 6803 South Tucson Way, Englewood, Colorado 80112, at 10:00 A.M., Denver time, on June 9, 1998, or any adjournments thereof (the "Meeting"). It is expected that the mailing of this Proxy Statement and Prospectus will commence on or about April 20, 1998.

At the Meeting, shareholders of Officers Fund will be asked to approve an Agreement and Plan of Reorganization (the "Reorganization Agreement") between the Trust, on behalf of Officers Fund, and Oppenheimer Quest Value Fund, Inc. ("Value Fund"), and the transactions contemplated thereby (the "Reorganization"), including the transfer of substantially all the assets of Officers Fund to Value Fund in exchange for Class A shares of Value Fund, the distribution of such Class A shares of Value Fund to the shareholders of Officers Fund in complete liquidation of Officers Fund and the cancellation of the outstanding shares of Officers Fund. A copy of the Reorganization Agreement is attached hereto as Exhibit A and is incorporated by reference herein. As a result of the proposed Reorganization, each shareholder of Officers Fund will receive that number of Class A shares of Value Fund having an aggregate net asset value equal to the net asset value of such shareholder's shares of Officers Fund. This transaction has been structured in a manner intended to qualify as a tax-free reorganization for federal income tax purposes. See "Approval of the Reorganization".

Value Fund currently offers Class A, Class B, Class C and Class Y shares. Class A shares are generally sold with a sales charge imposed at the time of purchase; however certain purchases of Class A shares aggregating $1 million or more ($500,000 or more as to purchases by certain retirement plans) are not subject to a sales charge, but may be subject to a contingent deferred sales charge ("CDSC") if redeemed within 12 calendar months (18 calendar months if shares were purchased prior to May 1, 1997) of the date of purchase. Class B shares are sold without a front-end sales charge but may be subject to a CDSC if redeemed within six years of the date of purchase. Class C shares are sold without a front-end sales charge but may be subject to a CDSC if not held for one year. Class Y shares are offered at net asset value without sales charge only to certain institutional investors. As a result of the Reorganization, shareholders of Officers Fund will receive Class A shares of Value Fund and no sales charge will be imposed on the Value Fund Class A shares received by Officers Fund's shareholders in the Reorganization. Because Officers Fund has only Class A shares outstanding, Value Fund will not issue Class B, Class C or Class Y shares in the Reorganization. Accordingly, complete information on Class B, Class C and Class Y shares of Value Fund is not included in this Proxy Statement and Prospectus, and no offering of Class B, Class C or Class Y shares is made hereby. Additional information with respect to Value Fund and fees and expenses is set forth herein, in the Prospectus of Value Fund accompanying this Proxy Statement and Prospectus and in the Value Fund Statement of Additional Information ("Value Fund Additional Statement"), both of which are incorporated herein by reference.

Record Date; Vote Required; Share Information

The Board has fixed the close of business on April 1, 1998 as the record date (the "Record Date") for the determination of shareholders entitled to notice of, and to vote at, the Meeting. An affirmative vote of a majority of the Class A shares of Officers Fund, represented in person or by proxy at the Meeting and entitled to vote at the Meeting, is required to approve the Reorganization. Each shareholder will be entitled to one vote for each share and a fractional vote for each fractional share held of record at the close of business on the Record Date. Only shareholders of Officers Fund will vote on the Reorganization. The vote of shareholders of Value Fund is not being solicited.

At the close of business on the Record Date, there were 478,480.793 Class A shares of Officers Fund issued and outstanding. Although Officers Fund is authorized to issue Class B and Class C shares, no such shares have been issued as of this date. At the close of business on the Record Date, there were 63,188,510.138 shares of Value Fund issued and outstanding, consisting of
38,844,991.597  Class A shares,  18,822,525.455  Class B  shares,  5,297,856.090
Class C shares and 223,136.996 Class Y shares. The presence in person or by proxy of the holders of a majority of the shares of Officers Fund constitutes a quorum for the transaction of business at the Meeting. To the knowledge of Officers Fund, as of the Record Date, no person owned of record or beneficially 5% or more of its outstanding shares except for: (i) CIBC Oppenheimer Capital (Accumulation Plan Omnibus Account), Oppenheimer Tower, 1 World Financial Center, New York, New York 10281-1003 which owned of record 173,147.199 Class A shares (approximately 36.18% of the Class A shares then outstanding); and (ii) CIBC Oppenheimer Corp. (for the benefit of a customer), P.O. Box 3484, Church Street Station, New York, New York 10008-8484 which owned of record 25,177.418 Class B shares (approximately 5.26% of the Class B shares then outstanding). As of the Record Date, to the knowledge of Value Fund, no person owned of record or beneficially 5% or more of its outstanding shares except for: (i) Unified
Advisers  Inc.  (as  agent  for  Value  Fund),  429  N.   Pennsylvania   Street,
Indianapolis, Indiana 46204-1873 which owned of record 2,665,733.480 Class A shares (approximately 6.86% of the Class A shares then outstanding); (ii) Merrill Lynch Pierce Fenner & Smith (for the sole benefit of its customers), 4800 Deer Lake Drive E., Flr 3, Jacksonville, Florida 32246-6484 which owned of record 953,981.296 Class B shares (approximately 5.07% of the Class B shares then outstanding) and owned of record 623,103.488 Class C shares (approximately 11.75% of the Class C shares then outstanding); and (iii) Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts which owned of record 223,121.603 Class Y shares (approximately 99.95% of the Class Y shares then outstanding). Massachusetts Mutual Life Insurance Company is affiliated with the Manager, as described below. In addition, as of the

Record Date, the Trustees and officers of the Trust and the Directors and officers of Value Fund, in each case, owned less than 1% of the outstanding shares of Officers Fund and Value Fund, respectively.

Proxies

The enclosed form of proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is quorum to conduct the Meeting. The proxy will be voted in favor of the Proposal unless a choice is indicated to vote against or to abstain from voting on the Proposal.

Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, and the broker-dealer does not have discretionary power to vote such street account shares under applicable stock exchange rules, the shares represented thereby will be considered to be present at the Meeting for purposes of determining the quorum, but will have the same effect as a vote "against" the Proposal. If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the Proposal. The proxy may be revoked at any time prior to the voting thereof by: (i) writing to the Secretary of Officers Fund at Two World Trade Center, New York, New York 10048-0203 (if received in time to be acted upon); (ii) attending the Meeting and voting in person; or (iii) signing and returning a new proxy (if returned and received in time to be voted).

Costs of the Solicitation and the Reorganization

All expenses of this solicitation, including the cost of printing and mailing this Proxy Statement and Prospectus, will be borne by Officers Fund and is not expected to exceed $25,000. Any documents such as existing Prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. In addition to the solicitation of proxies by mail, proxies may be solicited by officers of Officers Fund or officers and employees of OppenheimerFunds Services, personally or by telephone or telegraph; any expenses so incurred will be borne by OppenheimerFunds Services. Proxies may also be solicited by a proxy solicitation firm hired at Officers Fund's expense for such purpose. Brokerage houses, banks and other fiduciaries may be requested to forward soliciting material to the beneficial owners of shares of Officers Fund and to obtain authorization for the execution of proxies. For those services, if any, they will be reimbursed by Officers Fund for their reasonable out-of-pocket expenses.

With respect to the Reorganization, Officers Fund and Value Fund will bear equally the cost of the tax opinion. Any other out-of-pocket expenses of Officers Fund and Value Fund associated with the Reorganization, including legal, accounting and transfer agent expenses, will be borne by Officers Fund and Value Fund, respectively, in the amounts so incurred by each.

                            COMPARATIVE FEE TABLES

Officers Fund and Value Fund each pay a variety of expenses for management of their assets, administration, distribution of their shares and other services, and those expenses are reflected in each fund's net asset value per share. Shareholders pay other expenses directly, such as sales charges. The following table is provided to help you compare the direct expenses of investing in Officers Fund with the direct expenses of investing in Value Fund. Pro forma transaction charges for the combined fund after giving effect to the Reorganization will be the same as the charges noted below for Value Fund.

Shareholder Transaction Expenses

                              Officers Fund                               Value Fund
                              Class A    Class B  Class C        Class A  Class B Class C  Class Y
                              Shares     Shares   Shares         Shares   Shares  Shares   Shares


Maximum Sales Charg           5.75%      None     None           5.75%     None   None      None
on Purchases (as
a % of
offering price)
------------------------------------------------------------------------------


Maximum
Deferred Sales                None(1)   5% in thee     1% if      None(1)   5% in the   1% if     None
Charge (as a %                          first year     shares               first year  shares are
of the lower                            declining      are                  declining   redeemed
of the original                         to 1% in       redeemed             to 1% in    within 12
purchase price                          the sixth      within 12            the sixth   months of
or redemption                           year and       months of            year and    purchase
proceeds)                               eliminated     purchase             eliminated
                                        thereafter                          thereafter
------------------------------------------------------------------------------


Maximum
Sales Charge on               None       None     None           None     None       None   None
Reinvested Dividends
------------------------------------------------------------------------------


Exchange Fee                  None       None     None           None     None       None   None
------------------------------------------------------------------------------


Redemption Fee                None       None     None           None     None       None   None

(1) If you invest $1 million or more ($500,000 or more for purchases by "Retirement Plans," as defined in "Class A Contingent Deferred Sales Charge" in each fund's Prospectus) in Class A shares, you may have to pay a sales charge of up to 1% if you sell your shares within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which you purchased those shares.


Expenses of Value Fund and Officers Fund; Pro Forma Expenses

The following tables are the operating expenses of Class A shares of Officers Fund and the operating expenses of Class A shares of Value Fund and are based on expenses for the funds' fiscal year ended October 31, 1997. All amounts shown are a percentage of net assets of Officers Fund and of Class A shares of Value Fund. Pro forma expenses for the surviving Value Fund after giving effect to the Reorganization do not differ from the fees indicated for Value Fund.

                                                      Value Fund and Pro Forma
                                 Officers Fund        Surviving Value Fund

                                 Class A              Class A

Management Fees                  0.66% (with waiver)  0.94%
12b-1 Plan Fees                  None (with waiver)   0.50%
Other Expenses                   0.63%                0.16%
Total Fund Operating
  Expenses                       1.29% (with waivers) 1.60%



The 12b-1 fees for shares of Officers Fund and Value Fund are service fees and asset-based sales charges. The service fees are a maximum of 0.25% of average annual net assets of Class A shares of each fund and the asset-based sales charge for Class A shares is 0.25% of average annual net assets of that class. The Management Fees, 12b-1 Plan Fees and Total Fund Operating Expenses for Officers Fund in the table above reflect fee waivers by the Manager and the Distributor that are currently in effect and are expected to be in effect for the current fiscal year. These fee waivers, which are described in "Investment Advisory and Distribution and Service Plan Fees", lowered Officers Fund's overall expense ratio. Without such fee waivers, Management Fees, 12b-1 Plan Fees and Total Fund Operating Expenses for Officers Fund would have been 1.00%, 0.50% and 2.13%, respectively.

Examples

To try and show the effect of these expenses on an investment over time, the hypotheticals shown below have been created. Assume that you make a $1,000 investment in Class A shares of Officers Fund, Class A shares of Value Fund or Class A shares of the pro forma surviving Value Fund, and that the annual return is 5% and that the operating expenses for each fund are the ones shown in the chart above. If you were to redeem your shares at the end of each period shown below, your investment would incur the following expenses by the end of each period shown.

                              1 year      3 years     5 years     10 years

Oppenheimer Quest
Officers Value Fund
      Class A Shares*         $70         $ 96        $124        $204

Oppenheimer Quest
Value Fund, Inc. and Pro Forma
Surviving Fund
      Class A Shares*         $73         $105        $140        $237



* Expenses for Officers Fund and Value Fund include the Class A initial sales charge. Currently, only Class A shares of Officers Fund are offered and only to certain individuals and entities that qualify for a waiver of the Class A initial sales charge. The expenses in the table above for Officers Fund without giving effect to the Class A initial sales charge would be $13, $41, $71 and $156 for the 1 year, 3 years, 5 years and 10 years, respectively. Pro forma expenses for the surviving Value Fund after giving effect to the Reorganization do not differ from the fees indicated for Value Fund.

The examples show the effect of expenses on an investment, but are not meant to state or predict actual or expected costs or investment returns of the funds, all of which may be more or less than the amounts shown.

                                   SYNOPSIS

The following is a synopsis of certain information contained in or incorporated by reference in this Proxy Statement and Prospectus and presents key considerations for shareholders of Officers Fund to assist them in determining whether to approve the Reorganization. This synopsis is only a summary and is qualified in its entirety by the more detailed information contained in or incorporated by reference in this Proxy Statement and Prospectus and by the Reorganization Agreement which is Exhibit A hereto. Shareholders should carefully review this Proxy Statement and Prospectus and the Reorganization Agreement in their entirety and, in particular, the current Prospectus of Value Fund which accompanies this Proxy Statement and Prospectus and is incorporated herein by reference.

Purpose of the Meeting

At the Meeting, shareholders of Officers Fund will be asked to approve or disapprove the Reorganization.

Parties to the Reorganization

Oppenheimer Quest For Value Funds (the "Trust") was organized in April 1987 as a multi-series Massachusetts business trust and Officers Fund is a non-diversified series of the Trust. The Trust is an open-end management investment company, with an unlimited number of authorized shares of beneficial interest. Value Fund is a diversified, open-end management investment company that was organized in August 1979 as a Maryland corporation.

Officers Fund and Value Fund (each referred to herein as a "fund" and collectively referred to herein as the "funds") are located at Two World Trade Center, New York, New York 10048-0203. OppenheimerFunds, Inc. (the "Manager"), located at Two World Trade Center, New York, New York 10048-0203, acts as investment adviser to the funds. OpCap Advisors (the "Sub-Adviser") acts as sub-adviser to the funds and is located at One World Financial Center, New York, New York 10281. The portfolio manager for Officers Fund (Jeffrey C. Whittington), and the portfolio manager for Value Fund (Eileen Rominger) are each employed by the Sub-Adviser. The Trustees of the Trust and the Directors of Value Fund are the same, and oversee the Manager, the Sub-Adviser and the portfolio managers. Additional information about the funds, the Manager and the Sub-Adviser is set forth below.

The Reorganization

The Reorganization Agreement provides for the transfer of substantially all the assets of Officers Fund to Value Fund in exchange for the issuance of Class A shares of Value Fund. The net asset value of Value Fund Class A shares issued in the exchange will equal the value of the assets of Officers Fund received by Value Fund. In conjunction with the Closing (as defined below) of the Reorganization, presently scheduled for June 12, 1998, Officers Fund will distribute the Class A shares of Value Fund received by Officers Fund on the Closing Date (as defined below) to holders of Class A shares of Officers Fund. As a result of the Reorganization, each Class A Officers Fund shareholder will receive the number of full and fractional Class A Value Fund shares that equals in value such shareholder's pro rata interest in the assets transferred to Value Fund as of the Valuation

Date (as defined below). The Board has determined that the interests of existing Officers Fund shareholders will not be diluted as a result of the
Reorganization. For the reasons set forth below under "Approval of the Reorganization - Reasons for the Reorganization," the Board, including the trustees who are not "interested persons" of the Trust (the "Independent Trustees"), as that term is defined in the Investment Company Act of 1940, as amended (the "Investment Company Act"), has concluded that the Reorganization is in the best interests of Officers Fund and its shareholders and recommends approval of the Reorganization by Officers Fund shareholders. The Board of Directors of Value Fund has also approved the Reorganization and determined that the interests of existing Value Fund shareholders will not be diluted as a result of the Reorganization. If the Reorganization is not approved, Officers Fund will continue in existence and the Board will determine whether to pursue alternative actions.

Reasons for the Reorganization

The Manager proposed to the Board a reorganization into Value Fund so that shareholders of Officers Fund may become shareholders of a substantially larger fund, which after such reorganization is anticipated to allow Officers Fund shareholders to participate in a fund with the same investment objective and similar investment policies and strategies but with the potential for lower ongoing transfer agency and other non-management and distribution expenses and, to the extent the voluntary fee waivers of Officers Fund were terminated, lower overall operating expenses. The Board also considered information with respect to the historical performance of the funds. For the one and three year periods ended October 31, 1997, the average annual total returns at net asset value were significantly better for Value Fund than for Officers Fund. The Board also considered that the Reorganization would be a tax free reorganization, and there would be no sales charge imposed in effecting the Reorganization.

Tax Consequences of the Reorganization

In the opinion of Price Waterhouse LLP, tax adviser to Officers Fund, the Reorganization will qualify as a tax-free reorganization for Federal income tax purposes. As a result, it is expected that no gain or loss will be recognized by either Officers Fund or Value Fund, or by the shareholders of either Officers Fund or Value Fund, for Federal income tax purposes as a result of the Reorganization. For further information about the tax consequences of the Reorganization, see "Approval of the Reorganization - Tax Aspects of the Reorganization" below.


Investment Objectives and Policies

The investment objectives and investment policies of the funds are substantially the same. Officers Fund and Value Fund each seek capital appreciation. In seeking this investment objective, Officers Fund and Value Fund will invest in securities (primarily equity securities) of companies believed to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. The funds may also invest in bonds rated below investment grade by Moody's Investors Service, Inc. ("Moody's") or Standard & Poor's Corporation ("S&P") or another rating organization or as determined to be of similar quality by the Sub-Adviser. Such investment is limited by Officers Fund to up to 25% of net assets; there is no limit as to Value Fund, although it is the present intention of Value Fund to invest no more than 5% of its total assets in such securities. The funds may also invest in foreign equity and debt securities. The funds may use certain hedging instruments to try to manage investment risks. To provide liquidity, the funds typically invest a portion of their respective assets in various types of U.S. Government securities and certain money market instruments; for temporary defensive purposes, the funds may invest all of their respective assets in such securities. One important distinction between the funds is with respect to diversification. Officers Fund is "non-diversified", and may invest in the securities of a single issuer without limit by the Investment Company Act; this may result in, among other things, a greater fluctuation in the total market value of Officers Fund's portfolio. As a result, an investment in Officers Fund may entail greater risk than an investment in a diversified investment company, such as Value Fund. See "Principal Risk Factors" and "Comparison Between Officers Fund and Value Fund".

Investment Advisory and Distribution and Service Plan Fees

The funds obtain investment management services from the Manager pursuant to the terms of investment advisory agreements that are substantially the same except for fee amounts. The management fee payable to the Manager is computed on the net asset value of each fund as of the close of business each day and is payable monthly. Officers Fund pays a management fee at the annual rate of 1.0% of average annual net assets. A voluntary waiver of a portion of this fee is currently in effect, as described below. Value Fund pays a management fee at the following annual rates: 1.00% of the first $400 million of average annual net assets; 0.90% of the next $400 million; 0.85% of the next $3.2 billion; 0.80% of the next $4 billion; and 0.75% of average annual net assets over $8 billion.

The Manager has retained the Sub-Adviser on behalf of each fund to provide day-to-day portfolio management of the fund. For such services the Manager (not the fund) pays the Sub-Adviser an annual fee payable monthly based on the average daily net assets of the fund equal to 40% of the net advisory fee collected by the Manager based on the net assets of the fund as of November 22, 1995 (the "Base Amount") plus 30% of the investment advisory fee collected by the Manager based on the total net assets of the fund that exceed the Base Amount, calculated after any applicable waivers. As to Officers Fund, the Sub-Adviser voluntarily agreed to waive its entire subadvisory fee. Concurrently with such waiver, the Manager voluntarily agreed to waive that portion of its management fee equal to what would otherwise have been payable to the Sub-Adviser if the Sub- Adviser had not waived its subadvisory fee. These expense waivers are voluntary and may be modified or withdrawn at any time.

Officers Fund and Value Fund have adopted Distribution and Service Plans under Rule 12b-1 of the Investment Company Act for Class A shares (the "Plans") to compensate the Distributor for its services and costs in connection with the distribution of Class A shares and the personal service and maintenance of shareholder accounts that hold Class A shares. Under each Plan, the funds pay the Distributor an asset-based sales charge of 0.25% per annum on Class A shares and a service fee of 0.25% per annum on Class A shares. All fee amounts are computed on the average annual net assets of the class determined as of the close of each regular business day of each fund. The Distributor uses all of the service fee and a portion of the asset-based sales charge (equal to 0.15% annually for Class A shares purchased prior to September 1, 1993 and 0.10% annually for Class A shares purchased on or after September 1, 1993) to compensate dealers, brokers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares of the funds. The Distributor retains the balance of the asset-based sales charge to compensate itself for its other expenditures under the Plan. As to Officers Fund, the Distributor currently voluntarily waives all fees payable to it under the Class A Plan. Such waiver may be terminated at any time.

Services to be provided include, among others, answering customer inquiries about the fund, assisting in establishing and maintaining accounts in the fund, making the fund's investment plans available and providing other services at the request of the fund or the Distributor. The payments under the Plan increase the annual expenses of Class A shares. A description of the Distribution and Service Plans for Class B and Class C shares of the funds is set forth in their respective Prospectuses. Class Y shares of Value Fund do not have a Distribution and Service Plan. The Plans are compensation plans whereby payments by the funds are made at a fixed rate as specified above and the funds' payments are not limited to reimbursing the Distributor's costs.

Purchases, Exchanges and Redemptions

Both Officers Fund and Value Fund are part of the OppenheimerFunds complex of mutual funds. The procedures for purchases, exchanges and redemptions of shares of the funds are substantially the same. Shares of either fund may be exchanged for shares of the same class of other Oppenheimer funds offering such shares.

Class A shares of Officers Fund and Value Fund are generally sold subject to a maximum initial sales charge of 5.75%. Currently, Class A shares of Officers Fund are only offered to a limited group of individuals and entities as described in Officers Fund's Prospectus, and such individuals and entities qualify for purchase of shares at net asset value without a sales charge. Investors who purchase $1 million or more ($500,000 or more for purchases by "Retirement Plans" as defined in "Class A Contingent Deferred Sales Charge" in each fund's Prospectus) in Class A shares pay no initial sales charge but may have to pay a sales charge of up to 1% if shares are sold within 12 calendar months (18 months for shares purchased prior to May 1, 1997) from the end of the calendar month during which shares are purchased. Class A shares of the funds may also be purchased at reduced sales charges, or at net asset value, under other circumstances described in the fund's Prospectus. Class B and Class C shares of the funds generally are sold without a front-end sales charge but may be subject to a contingent deferred sales charge ("CDSC") upon redemption. Class Y shares are offered at net asset value without sales charge only to certain institutional investors. See "Comparative Fee Tables" above for a complete description of such sales charges. Class A shares of Value Fund received in the Reorganization will be issued at net asset value and without a sales charge.

Shareholders of the funds may exchange their shares at net asset value for shares of the same class issued by other mutual funds in the OppenheimerFunds complex, subject to certain conditions. Class A shares of the funds may be redeemed without charge at their respective net asset values per share calculated after the redemption order is received and accepted; however, Class A shares that were not subject to a front-end sales charge at the time of purchase in amounts of $1 million or more ($500,000 or more for purchases by certain retirement plans) may be subject to a CDSC as described above. Services available to shareholders of both funds include purchase and redemption of shares through OppenheimerFunds AccountLink and PhoneLink (an automated telephone system), telephone redemptions, and exchanges by telephone to other Oppenheimer funds which offer Class A, Class B and Class C shares, and reinvestment privileges. Please see "Shareholder Services," below and each fund's Prospectus for further information.


                            PRINCIPAL RISK FACTORS

In evaluating whether to approve the Reorganization and invest in Value Fund, shareholders should carefully consider the following risk factors, the information set forth in this Proxy Statement and Prospectus and the more complete description of risk factors set forth in the documents incorporated by reference herein, including the Prospectuses of the funds and their respective Statements of Additional Information.

General

All investments carry risks to some degree, whether they are risks that market prices of the investment will fluctuate (this is known as "market risk") or that the underlying issuer will experience financial difficulties and may default on its obligation under a fixed-income investment to pay interest and repay principal (this is referred to as "credit risk"). These general investment risks affect the value of both funds' investments, their investment performance, and the prices of their shares. Because of the types of the securities in which the funds invest, and the investment techniques they use, the funds are designed for long-term investors. There is no assurance that either fund will achieve its investment objective and when you redeem your shares they may be worth more or less than what you paid for them.

Stock Investment Risks

Because both funds usually invest a substantial portion (and from time to time may invest all) of their assets in stocks, the value of each fund's portfolio will be affected by changes in the stock markets. This market risk will affect each fund's net asset values per share, which will fluctuate as the values of the fund's portfolio securities change. Not all stock prices change uniformly or at the same time, and other factors can affect a particular stock's price (for example, poor earnings reports by an issuer, loss of major customers, major litigation against an issuer, or changes in government regulations affecting an industry). Not all of these factors can be predicted. Changes in the overall market conditions and prices can occur at any time. Because of the types of companies each fund invests in and the investment techniques used, some of which may be speculative, both funds are designed for those investors who are investing for the long-term and who are willing to accept greater risks of loss of their capital in the hope of achieving capital appreciation. Investing for capital appreciation entails the risk of loss of all or part of your principal.

Risks of Fixed-Income Securities

Debt securities are subject to changes in their values due to changes in prevailing interest rates (this is known as interest rate risk). When prevailing interest rates fall, the value of already-issued debt securities generally rise. When interest rates rise, the values of already-issued debt securities generally decline. The magnitude of these fluctuations will often be greater for longer-term debt securities than shorter-term debt securities. A fund's share prices can go up or down when interest rates change because of the effect of the change on the value of the fund's portfolio of debt securities. Debt securities are also subject to credit risk. Credit risk relates to the ability of the issuer to meet interest or principal payments on a security as they become due. Each fund has the ability to invest its net assets (subject to limitations described below) in high-yield, lower-grade debt securities commonly known as "junk bonds". However, as of the fiscal year ended October 31, 1997, neither fund held any high-yield securities. If a fund were to invest in high-yield securities, those securities may be subject to greater market fluctuation and risk of loss of income and principal than lower yielding, investment grade securities. There are additional risks of investing in lower grade securities that are described in the Prospectus of each fund.

Foreign Securities

There are risks of foreign investing that increase the risk of investing in both Officers Fund and in Value Fund and also increase the operating costs of both funds. For example, foreign issuers are not required to use generally-accepted accounting principles. If foreign securities are not registered for sale in the U.S. under U.S. securities laws, the issuer does not have to comply with the disclosure requirements of U.S. laws, which are generally more stringent than foreign laws. The values of foreign securities investments will be affected by other factors, including exchange control regulations or currency blockage and possible expropriation or nationalization of assets. There are risks of changes in foreign currency values. Because Officers Fund and Value Fund may purchase securities denominated in foreign currencies, a change in value of a foreign currency against the U.S. dollar will result in a change in the U.S. dollar value of securities of that Fund denominated in that currency. There may also be changes in governmental administration or economic or monetary policy in the U.S. or abroad that can affect foreign investing. In addition, it is generally more difficult to obtain court judgments outside the United States if that Fund has to sue a foreign broker or issuer. Additional costs may be incurred because foreign broker commissions are generally higher than U.S. rates, and there are additional custodial costs associated with holding securities abroad. More information about the risks and potential rewards of investing in foreign securities is contained in the Statement of Additional Information of both funds.

Hedging Instruments

Each fund may use certain hedging instruments. The use of hedging instruments requires special skills and knowledge of investment techniques that are different than what is required for normal portfolio management. If the Sub-Adviser uses a hedging instrument at the wrong time or judges market conditions incorrectly, hedging strategies may reduce the fund's return. Losses could also be experienced if the prices of its futures and options positions were not correlated with its other investments or if it could not close out a position because of an illiquid market for the future or option. Options trading involves the payment of premiums and has special tax effects on the funds. There are also special risks in particular hedging strategies. The use of forward contracts may reduce the gain that would otherwise result from a change in the relationship between the U.S. dollar and a foreign currency. To limit its exposure in foreign currency exchange contracts, the funds limit their exposure to the amount of its assets denominated in foreign currency.

Non-Diversification

Officers Fund is classified as a "non-diversified" investment company under the Investment Company Act so that the proportion of its assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act. An investment in Officers Fund therefore may entail greater risk than an investment in a diversified investment company, such as Value Fund, because a higher percentage of investments among fewer issuers may result in greater fluctuation in the total market value of Officers Fund's portfolio, and economic, political or regulatory developments may have a greater impact on the value of Officers Fund's portfolio than would be the case if the portfolio were diversified among more issuers.

                        APPROVAL OF THE REORGANIZATION
                                (The Proposal)

Reasons for the Reorganization

At a meeting held on February 18, 1998, the Board, including the Independent Trustees, unanimously approved the Reorganization and the Reorganization
Agreement, determined that the Reorganization is in the best interests of Officers Fund and its shareholders and resolved to recommend that shareholders of Officers Fund vote for approval of the Reorganization. The Board further determined that the Reorganization would not result in dilution of Officers Funds' shareholders' interests.

In evaluating the Reorganization, the Board reviewed and discussed with independent legal counsel the materials provided by the Manager with respect to the proposed Reorganization. Included in the materials was information with respect to the funds' investment objectives and policies, management fees, distribution fees and other operating expenses, historical performance and asset size.

The Board was advised that Officers Fund, with approximately only $7 million in net assets as of October 31, 1997, was a small fund in terms of net assets with higher shareholder administration, transfer agency, legal and other non-management fee operating expenses than most other mutual funds in the OppenheimerFunds complex. Such expenses were 0.63% at October 31, 1997. In comparison, Value Fund had over $1 billion of net assets as of October 31, 1997, with substantially lower non-management fee and distribution operating expenses of 0.16% as of such date. The Board, in reviewing financial information, considered that after giving effect to the fee waivers for Officers Fund, the
Total Fund Operating Expenses of Value Fund at October 31, 1997 (including management fee and distribution expenses) were higher than those of Officers Fund and would be higher on a pro forma basis after giving effect to the Reorganization; however, without giving effect to the fee waivers for Officers Fund, which are voluntary and can be terminated by the Manager and OFDI at any time, the total operating expenses of Value Fund were, and after the
Reorganization would be, lower. See "Comparative Fee Tables". The Board concluded that pursuant to the Reorganization, the shareholders of Officers Fund would be shareholders of a substantially larger fund, with the potential to incur lower ongoing transfer agency and other non-management and distribution expenses and, to the extent the voluntary fee waivers of Officers Fund were terminated, lower overall operating expenses. The Board further concluded that economies of scale that apply to a larger mutual fund may benefit shareholders of Officers Fund.

The Board considered that the funds have the same investment objective of seeking capital appreciation, that the portfolio managers employ substantially similar investment techniques and strategies for the funds, and that the investment policies of the funds as recited in their respective Prospectuses with respect to purchasing portfolio securities, hedging instruments, illiquid securities, convertible securities, warrants and rights, portfolio lending and the borrowing of money are substantially the same. The only notable difference between the funds regarding investment policy is with respect to diversification; Officers Fund is a non-diversified investment company, and the proportion of its assets that may be invested in the securities of a single issuer is not limited by the Investment Company Act, while Value Fund is a diversified investment company and is diversified with respect to 75% of its total assets. Due to these similarities, the Manager advised the Boards that the portfolio securities held by Officers Fund could be suitable for investment by Value Fund and, pursuant to the Reorganization, would be acquired without the payment of brokerage commissions and other fees. The Board determined that the funds, in terms of investment objectives, techniques and strategies, were comparable and that pursuant to the Reorganization shareholders of Officers Fund would be invested in a comparable mutual fund.

In addition to the above, the Board also considered information with respect to the historical performance of Officers Fund and Value Fund, including the performance information set forth below in "Expense Ratios and Performance". The Board was advised by the Manager that overall, the average annual return on Class A shares for Value Fund was better than that of Officers Fund and that the prospects for Value Fund's performance in the future were positive. By contrast, the Board also considered the future viability of Officers Fund due to its small size, and that its prospects for increasing its asset base to achieve efficiencies of scale was uncertain due to, among other things, below-average performance, as discussed below in "Expense Ratios and Performance".

The Board next considered the terms and conditions of the Reorganization, including that there would be no sales charge imposed in effecting the Reorganization and that the Reorganization is expected to be a tax free reorganization.

After consideration of the above factors, and such other factors and information as the Board deemed relevant, the Board, including the Independent Trustees, unanimously approved the Reorganization and the Reorganization Agreement and voted to recommend its approval to the shareholders of Officers Fund.

The Board of Directors of Value Fund, including the Directors who are not "interested persons" of Value Fund, unanimously approved the Reorganization and the Reorganization Agreement and determined that the Reorganization is in the best interests of Value Fund and its shareholders. The Board of Directors further determined that the Reorganization would not result in dilution of Value Fund shareholders' interests. The Board of Directors considered, among other things, that Value Fund could acquire portfolio securities without incurring brokerage and other transaction expenses, and that an increase in the asset base of Value Fund could benefit Value Fund shareholders due to the economies of scale available to a larger mutual fund.

The Reorganization

The Reorganization Agreement (a copy of which is set forth in full as Exhibit A to this Proxy Statement and Prospectus) contemplates a reorganization under which (i) all of the assets of Officers Fund (other than the cash reserve described below (the "Cash Reserve")) will be transferred to Value Fund in exchange for Class A shares of Value Fund, (ii) these Class A shares of Value Fund will be distributed among the shareholders of Officers Fund in complete liquidation of Officers Fund, and (iii) the outstanding shares of Officers Fund will be canceled. Value Fund will not assume any of Officers Fund's liabilities except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The result of effectuating the Reorganization would be that: (i) Value Fund will add to its gross assets all of the assets (net of any liability for portfolio securities purchased but not settled and outstanding shareholder redemption and dividend checks) of Officers Fund other than its Cash Reserve; and (ii) the shareholders of Officers Fund as of the close of business on the Closing Date will become holders of Class A shares of Value Fund.

The effect of the Reorganization will be that shareholders of Officers Fund who vote their Class A shares in favor of the Reorganization will be electing to redeem their shares of Officers Fund (at net asset value on the Valuation Date referred to below under "Method of Carrying Out the Reorganization Plan," calculated after subtracting the Cash Reserve) and reinvest the proceeds in Class A shares of Value Fund at net asset value without sales charge and without recognition of taxable gain or loss for Federal income tax purposes (see "Tax Aspects of the Reorganization" below). The Cash Reserve is that amount retained by Officers Fund which is sufficient in the discretion of the Board for the payment of: (a) Officers Fund's expenses of liquidation, and (b) its liabilities, other than those assumed by Value Fund. Officers Fund and Value Fund will bear all of their respective expenses associated with the
Reorganization, as set forth under "Costs of the Solicitation and the Reorganization" above. Management estimates that such expenses associated with the Reorganization to be borne by Officers Fund will not exceed $25,000.
 Liabilities as of the
date of the transfer of assets will consist primarily of accrued but unpaid normal operating expenses of Officers Fund, excluding the cost of any portfolio securities purchased but not yet settled and outstanding shareholder redemption and dividend checks. See "Method of Carrying Out the Reorganization Plan" below.

The Reorganization Agreement provides for coordination between the funds as to their respective portfolios so that, after the closing, Value Fund will be in compliance with all of its investment policies and restrictions. Officers Fund will recognize capital gain or loss on any sales made pursuant to this paragraph.

Tax Aspects of the Reorganization

Immediately prior to the Valuation Date referred to in the Reorganization Agreement, Officers Fund will pay a dividend or dividends which, together with all previous dividends, will have the effect of distributing to Officers Fund's shareholders all of Officers Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any deduction for dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any available capital loss carry-forward). Such dividends will be included in the taxable income of Officers Fund's shareholders as ordinary income and capital gain, respectively.

The exchange of the assets of Officers Fund for Class A shares of Value Fund and the assumption by Value Fund of certain liabilities of Officers Fund is intended to qualify for Federal income tax purposes as a tax-free reorganization under
Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"). Officers Fund has represented to Price Waterhouse LLP, tax adviser to the funds, that there is no plan or intention by any Officers Fund shareholder who owns 5% or more of Officers Fund's outstanding shares, and, to Officers Fund's best knowledge, there is no plan or intention on the part of the remaining Officers Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Value Fund Class A shares received in the transaction that would reduce Officers Fund shareholders' ownership of Value Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all the formerly outstanding Officers Fund shares as of the same date. Value Fund and Officers Fund have each represented to Price Waterhouse LLP, that, as of the Closing Date, it will qualify as a regulated investment company or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code.

As a condition to the closing of the Reorganization, Value Fund and Officers Fund will receive the opinion of Price Waterhouse LLP to the effect that, based on the Reorganization Agreement, the above representations, existing provisions of the Code, Treasury Regulations issued thereunder, current Revenue Rulings, Revenue Procedures and court decisions, for Federal income tax purposes:

1. The transactions contemplated by the Reorganization Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1)(c) of the Code.

2. Officers Fund and Value Fund will each qualify as "a party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

3. No gain or loss will be recognized by the shareholders of Officers Fund upon the distribution of Class A shares of Value Fund to the shareholders of Officers Fund pursuant to Section
      354(a)(1) of the Code.

4. Under Section 361(a) of the Code no gain or loss will be recognized by Officers Fund by reason of the transfer of its assets solely in exchange for Class A shares of Value Fund.

5. Under Section 1032(a) of the Code no gain or loss will be recognized by Value Fund by reason of the transfer of Officers Fund's assets solely in exchange for Class A shares of Value Fund.

6. The shareholders of Officers Fund will have the same tax basis and holding period for the Class A shares of Value Fund that they receive as they had for Officers Fund shares that they previously held, pursuant to Sections 358(a)(1) and 1223(1) of the Code, respectively.

7. The securities transferred by Officers Fund to Value Fund will have the same tax basis and holding period in the hands of Value Fund as they had for Officers Fund, pursuant to Sections
      362(b) and 1223(2) of the Code, respectively.

Shareholders of Officers Fund should consult their tax advisors regarding the effect, if any, of the Reorganization in light of their individual circumstances. Since the foregoing discussion relates only to the Federal income tax consequences of the Reorganization, shareholders of Officers Fund should also consult their tax advisers as to state and local tax consequences, if any, of the Reorganization.

Capitalization Table (Unaudited)

The table below sets forth the capitalization of Officers Fund and Value Fund and indicates the pro forma combined capitalization as of October 31, 1997 as if the Reorganization had occurred on that date.

                                                                 Net Asset
                                               Shares            Value
                              Net Assets        Outstanding       Per Share
Oppenheimer Quest
Officers Value Fund
      Class A                 $  7,465,799        538,024         $13.88

Oppenheimer Quest
Value Fund, Inc.
      Class A                 $699,230,322      34,130,613        $20.49
      Class B*                $298, 348,393     14,788,764        $20.17
      Class C*                $  82,098,206       4,070,613       $20.17
      Class Y*                $    3,086,417         150,224      $20.55

Oppenheimer Quest
Value Fund, Inc.
(Pro Forma Surviving Fund)**
      Class A                 $706,696,121      34,494,976        $20.49
      Class B*                $298,348,393      14,788,764        $20.17
      Class C*                $ 82,098,206        4,070,613       $20.17
      Class Y*                $   3,086,417         150,224       $20.55

---------------------
* No Value Fund Class B, Class C or Class Y shares are being issued in the Reorganization because Officers Fund does not have Class B, Class C or Class Y shares. ** Reflects issuance of 364,363 Class A shares of Value Fund in a tax-free exchange for the net assets of Officers Fund, aggregating $7,465,799. The pro forma ratio of expenses to average annual net assets of the combined funds at October 31, 1997 would have been 1.60% with respect to Class A shares.

                              COMPARISON BETWEEN
                         OFFICERS FUND AND VALUE FUND

Comparative information about Officers Fund and Value Fund is presented below. More complete information about Value Fund and Officers Fund is set forth in their respective Prospectuses (which as to Value Fund accompanies this Proxy Statement and Prospectus and is incorporated herein by reference), and additional information about both funds is set forth in documents that may be obtained upon request of the transfer agent or upon review at the offices of the SEC. See "Miscellaneous - Public Information."

Investment Objectives and Policies

The investment objectives and investment policies of the funds are substantially the same. Each fund seeks capital appreciation. In seeking this investment objective, each fund will invest in securities (primarily equity securities) of companies believed to be undervalued in the marketplace in relation to factors such as the companies' assets, earnings, growth potential and cash flows. Equity securities are common stocks and preferred stocks; bonds, debentures and notes convertible into common stocks; and depository receipts for such securities. The funds may invest their assets in equity securities of companies with no limit as to market capitalization.

Additional information with respect to the funds' investments and investment policies is set forth below. Information about the risks and potential rewards of such investments and investment policies is described above in the section entitled "Principal Risk Factors" and is contained in each fund's respective Prospectus and Statement of Additional Information. Unless stated to apply on an ongoing basis, percentage restrictions set forth below and in "Investment Restrictions" apply only at the time the fund makes an investment, and the fund need not sell securities to meet the percentage limits if the value of the investment increases in proportion to the size of the fund.

Fixed-Income Securities

The funds are permitted to invest in fixed-income securities and may invest up to 25% of net assets (as to Officers Fund) or without limit (as to Value Fund, although it is the present intention of Value Fund to invest no more than 5% of its total assets) in high-yield, lower-grade bonds (commonly known as "high yield" or "junk bonds"). Such securities are rated below "investment grade," which means they have a rating lower than "Baa3" by Moody's or lower than "BBB-" by S&P or similar ratings by other rating organizations, or if unrated, are determined by the Sub-Adviser to be of comparable quality to debt securities rated below investment grade. A reduction in the rating of a security after its purchase by the fund will not require the fund to dispose of the security. As of the October 31, 1997, the end of the funds' last fiscal year, neither fund held securities rated below investment grade.

Both funds may invest in convertible fixed-income securities. These securities are bonds, debentures or notes that may be converted into or exchanged for a prescribed amount of company stock of the same or a different issue within a particular period of time at a specified price or formula. The funds consider convertible securities to be "equity equivalents" because of the conversion feature and the security's rating has less impact on the investment decision than in the case of non-convertible securities.

To provide liquidity for the purchase of new instruments and to effect redemptions of shares, each fund typically invests a part of its assets in various types of U.S. Government securities and high quality, short-term debt securities with remaining maturities of one year or less such as government obligations, certificates of deposit, bankers' acceptances, commercial paper, short-term corporate securities and repurchase agreements ("money market instruments").

Foreign Securities

The funds may purchase foreign securities that are listed on a domestic or foreign securities exchange, traded in domestic or foreign over-the-counter markets or represented by American Depository Receipts, European Depository Receipts or Global Depository Receipts. There is no limit to the amount of foreign securities the funds may acquire. Investments in securities of issuers in underdeveloped countries or countries that have emerging markets generally may offer greater potential for gain but involve more risk and may be considered highly speculative. The funds will hold foreign currency only in connection with the purchase or sale of foreign securities.

Portfolio Turnover

A change in the securities held by either fund is known as "portfolio turnover." Neither fund ordinarily engages in short-term trading to try to achieve its objective. As a result, each fund's portfolio turnover (excluding turnover of securities having a maturity of one year or less) is not expected to be more than 100% each year. For each fund's portfolio turnover rate, see "Financial Highlights" in each fund's respective Prospectus or Annual Report. Portfolio turnover affects brokerage costs, dealer markups and other transaction costs, and results in the Fund's realization of capital gains or losses for tax purposes.

Hedging

Both funds may purchase and sell certain kinds of futures contracts, forward contracts, and options. These are all referred to as "hedging instruments."
Neither fund uses hedging instruments for speculative purposes, and both have limits on the use of them. Both funds may use hedging instruments for a number of purposes. Each fund may do so to try to manage its exposure to the possibility that the prices of its portfolio securities may decline, or to establish a position in the securities market as a temporary substitute for purchasing individual securities. Some of these strategies, such as selling futures, buying puts and writing covered calls, hedge the fund's portfolio against price fluctuations. Other hedging strategies, such as buying futures and call options, tend to increase the funds' exposure to the securities market. Forward contracts are used by both funds to try to manage foreign currency risks on foreign investments.

Both funds may buy and sell futures contracts that relate to broadly-based stock indices (these are referred to as Stock Index Futures) and foreign currencies (these are called Forward Contracts and are discussed below). Officers Fund may also buy and sell futures contracts that relate to commodities.

Both funds may buy and sell exchange-traded put options (puts) and call options (calls) on broadly- based stock indices to protect their respective assets. A call or put option may not be purchased by either fund if the value of all of the fund's put and call options would exceed 5% of the fund's total assets. Each call the funds write must be "covered" while it is outstanding. That means the fund must own other securities that are acceptable for the escrow arrangements required for calls. After Officers Fund writes a call, not more than 25% of its total assets may be subject to calls. Officers fund will not write a put if it will require more than 25% of its net assets to be segregated.

Forward contracts are foreign currency exchange contracts. They are used to buy or sell foreign currency for future delivery at a fixed price. Both funds may use them to try to "lock in" the U.S. dollar price of a security denominated in a foreign currency that the fund has bought or sold, or to protect against possible losses from changes in the relative values of the U.S. dollar and foreign currency. Both funds limit their exposure in foreign currency exchange contracts in a particular foreign currency to the amount of their respective assets denominated in that currency or in a closely- correlated currency.

Loans of Portfolio Securities

To attempt to raise cash for liquidity purposes, the funds may lend their respective portfolio securities to brokers, dealers and other financial institutions. The fund must receive collateral for a loan. After any loan, the value of the securities loaned is not expected to exceed 33-1/3% (as to Officers
Fund) or 10% (as to Value Fund) of the value of the total assets of the fund. There are some risks in connection with securities lending. The fund might experience a delay in receiving additional collateral to secure a loan or a delay in recovery of the loaned securities.

Illiquid and Restricted Securities

Both of the funds may invest in illiquid and restricted securities. Investments may be illiquid because of the absence of an active trading market, making it difficult to value them or dispose of them promptly at an acceptable price. A restricted security is one that has a contractual restriction on its resale or that cannot be sold publicly until it is registered under the Securities Act of 1933. The funds will not invest more than 15% of their respective net assets in illiquid and restricted securities, including repurchase agreements that have a maturity of longer than seven days and certain over-the-counter options. The funds' percentage limitation on these investments does not apply to certain restricted securities that are eligible for resale to qualified institutional purchasers.

Repurchase Agreements

Each of the funds may enter into repurchase agreements to generate income for liquidity purposes to meet anticipated redemptions, or pending the investment of proceeds from sales of fund shares or settlement of purchases of portfolio investments. Neither of the funds will enter into repurchase agreements that will cause more than 15% of its net assets to be subject to repurchase agreements having a maturity beyond seven days. In a repurchase transaction, the fund buys a security and simultaneously sells it to the vendor for delivery at a future date. Repurchase agreements must be fully collateralized. However, if the vendor fails to pay the resale price on the delivery date, the fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so. The funds may also enter into reverse repurchase agreements. Under such agreements, the fund sells securities and agrees to repurchase them at a mutually agreed upon date and price. Reverse repurchase agreements create leverage, a speculative factor, and will be considered borrowings by the fund for purposes of certain percentage limitations on borrowing.

"When-Issued" and Delayed Delivery Transactions

Both funds may purchase securities on a "when-issued" basis, and may purchase or sell such securities on a "delayed delivery" basis or on a "firm commitment" basis. These terms refer to securities that have been created and for which a market exists, but which are not available for immediate delivery. During the period between the purchase and settlement, the underlying securities are subject to market fluctuations and no interest accrues prior to delivery of the securities.

Borrowing

As a fundamental policy, neither fund may borrow money in excess of 33-1/3% of the value of its total assets. Further, Officers Fund will not purchase any securities at a time while such borrowings exceed 5% of its total assets and will only borrow as a temporary measure for extraordinary or emergency purposes. Value Fund may, but has no present intention to, borrow for leveraging purposes. This investment technique may subject the funds to greater risks and costs, including the burden of interest expense, an expense the funds would not otherwise incur. The funds can borrow only if each maintains a 300% ratio of assets to borrowings at all times in the manner set forth in the Investment Company Act.

Investment in Other Investment Companies

The funds generally may invest up to 10% of their respective total assets in the aggregate in shares of other investment companies and up to 5% of their respective total assets in any one investment company, as long as each investment does not represent more than 3% of the outstanding voting securities of the acquired investment company. These limitations do not apply in the case of investment company securities which may be purchased as part of a plan of merger, consolidation, reorganization or acquisition. Investment in other investment companies may involve the payment of substantial premiums above the value of such investment companies' portfolio securities, and is subject to limitations under the Investment Company Act and market availability. Neither fund intends to invest in such investment companies unless, in the judgment of the Manager, the potential benefits of such investment justify the payment of any applicable premiums or sales charge. As a shareholder in an investment company, the fund would bear its ratable share of that investment company's expenses, including its advisory and administration fees. At the same time, the fund would continue to pay its own management fees and other expenses.

Temporary Defensive Investments

In times of unstable market or economic conditions, when the Sub-Adviser determines it appropriate to do so to attempt to reduce fluctuations in the value of the funds' net assets, the funds may assume a temporary defensive position and invest an unlimited amount of assets in U.S. Government securities and money market instruments of the type identified above under "Fixed-Income

Securities". At any time that either fund invests for temporary defensive purposes, to the extent of such investments, it is not pursuing its investment objective.

Investing in Small, Unseasoned Companies

Value Fund may invest up to 15% of its total assets and Officers Fund may invest up to 5% of its total assets in securities of small, unseasoned companies. These are companies that have been in continuous operation for less than three years, counting the operations of any predecessors. Securities of these companies may have limited liquidity (which means that the fund may have difficulty selling them at an acceptable price when it wants to) and the prices of these securities may be volatile.

Warrants and Rights

Warrants basically are options to purchase stock at set prices that are valid for a limited period of time. Rights are similar to warrants but normally have a short duration and are distributed directly by the issuer to its shareholders. Officers Fund may invest up to 5% of its total assets in warrants or rights. Value Fund may not invest more than 5% of its total assets in warrants; this 5% limitation does not apply to warrants Value Fund has acquired as part of units with other securities or that are attached to other securities.

Investment Restrictions

Both Officers Fund and Value Fund have certain additional investment restrictions that, together with their investment objectives, are fundamental policies, changeable only by shareholder approval. Generally, these investment restrictions are similar between the funds and are discussed below.

Similar investment restrictions that are fundamental policies:

Concentration: Officers Fund cannot concentrate its investments in any particular industry, but if deemed appropriate for attaining its investment objective, the fund may invest up to 25% of its total assets (valued at the time of investment) in any one industry classification used by the fund for investment purposes (for this purpose, a foreign government is considered an industry); (this restriction does not apply to U.S. Government securities); Value Fund has the same restriction.

Borrowing: Neither fund may borrow money in excess of 33-1/3% of the value of the its total assets
(see "Borrowing" above).

Real Estate: Officers Fund cannot invest in real estate or interests in real estate (including limited partnership interests), but may purchase readily marketable securities of companies holding real estate or interests therein; Value Fund has the same restriction.

Underwriting: Officers Fund cannot underwrite securities of other companies, except insofar as it might be deemed to be an underwriter for purposes of the Securities Act of 1933 in the resale of any securities held in its own portfolio (except that the fund may in the future invest all of its investable assets in an open-end management investment company with substantially the same investment objective and restrictions as the fund); Value Fund has the same restriction.

Pledge Assets: Officers Fund cannot mortgage, hypothecate or pledge any of its assets; Value Fund has the same restriction.

Investment in Certain Issuers: Officers Fund cannot invest or hold securities of any issuer if the officers and Trustees of the Trust or its Manager or Sub-Adviser owning individually more then 1/2 of 1% of the securities of such issuer together own more than 5% of the securities of such issuer; Value Fund has the same restriction.

Investment for Control: Officers Fund cannot invest in companies for the primary purpose of acquiring control or management thereof (except that the fund may in the future invest all of its investable assets in an open-end management investment company with substantially the same investment objective and restrictions as the fund); Value Fund has the same restriction.

Investment in Commodities: Officers Fund cannot invest in physical commodities or physical commodity contracts; however, the fund may: (i) buy and sell hedging instruments to the extent specified in its Prospectus from time to time, and
(ii) buy and sell options, futures, securities or other instruments backed by, or the investment return from which is linked to changes in the price of, physical commodities; Value Fund has the same restriction but is limited as to
(ii) to options on stock indices.

Options: Officers Fund cannot write, purchase or sell puts, calls, or combinations thereof on individual stocks, but may purchase or sell exchange traded put and call options on stock indices to protect the fund's assets; Value Fund has the same restriction.

Different investment restrictions that are fundamental policies:

Diversification: Value Fund cannot, with respect to 75% of its total assets, invest more than 5% of the value of its total assets in the securities of any one issuer or purchase more than 10% of the outstanding voting securities of any one issuer (other than U.S. Government securities issued or guaranteed by the U.S. Government or any agency or instrumentality thereof) or purchase more than 10% of any class of security of any issuer, with all outstanding debt securities and all preferred stock of an issuer each being considered as one class (this restriction does not apply to U.S. Government securities); as described above, Officers Fund is classified as a "non-diversified" investment company under the Investment Company Act.

Set forth below are certain non-fundamental policies and guidelines of the funds changeable without shareholder vote.

Margin and Short Sales: Officers Fund cannot purchase securities on margin, or make short sales of securities; Value Fund has the same restriction.

Loans: Officers Fund cannot make loans to any person or individual (except that portfolio securities may be loaned within the limitations set forth in the Prospectus); Value Fund has the same restriction.

Oil, Gas and Mineral Investment: Officers Fund cannot invest in interests in oil, gas or other mineral exploration or development programs or leases; Value Fund has the same restriction.

Description of Brokerage Practices

The brokerage practices of the funds are the same. Portfolio decisions are based upon recommendations of the portfolio manager and the judgment of the portfolio managers. The funds will pay brokerage commissions on transactions in listed options and equity securities. Prices of portfolio securities purchased from underwriters of new issues include a commission or concession paid by the issuer to the underwriter, and prices of debt securities purchased from dealers include a spread between the bid and asked prices.

Transactions may be directed to dealers during the course of an underwriting in return for their brokerage and research services, which are intangible and on which no dollar value can be placed. There is no formula for such allocation. The research information may or may not be useful to one or more of the funds and/or other accounts of the Manager or the Sub-Adviser; information received in connection with directed orders of other accounts managed by the Manager or the Sub-Adviser or its affiliates may or may not be useful to one or more of the funds. Such information may be in written or oral form and includes information on particular companies and industries as well as market, economic or institutional activity areas. It serves to broaden the scope and supplement the research activities of the Manager or the Sub-Adviser, to make available additional views for consid eration and comparison, and to enable the Manager or the Sub-Adviser to obtain market information for the valuation of securities held in the fund's assets.

Sales of shares of the funds, subject to applicable rules covering the Distributor's activities in this area, will also be considered as a factor in the direction of portfolio transactions to dealers, but only in conformity with the price, execution and other considerations and practices discussed above. The funds will not purchase any securities from or sell any securities to an affiliated broker-dealer acting as principal for its own account.

The Sub-Adviser currently serves as investment manager to a number of clients, including other investment companies, and may in the future act as investment manager or advisor to others. It is the practice of the Sub-Adviser to cause purchase or sale transactions to be allocated among the funds and others whose assets it manages in such manner as it deems equitable. In making such allocations among the funds and other client accounts, the main factors considered are the respective investment objectives, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of each fund and other client accounts.

When orders to purchase or sell the same security on identical terms are placed by more than one of the funds and/or other advisory accounts managed by the Sub-Adviser or its affiliates, the transactions are generally executed as received, although a fund or advisory account that does not direct trades to a specific broker ("free trades") usually will have its order executed first. Purchases are combined where possible for the purpose of negotiating brokerage commissions, which in some cases might have a detrimental effect on the price or volume of the security in a particular transaction as far as the fund is concerned. Orders placed by accounts that direct trades to a specific broker will generally be executed after the free trades. All orders placed on behalf of the fund are considered free trades. However, having an order placed first in the market does not necessarily guarantee the most favorable price.

The following table presents information as to the allocation of brokerage commissions paid by the funds for the fiscal years ended October 31, 1995, 1996 and 1997. Prior to November 3, 1997, Oppenheimer & Co., Inc. ("OpCo"), a broker-dealer, was an affiliate of the Sub-Adviser.

                                                            Total Amount of
                    Total                                   Transactions Where
For the             Brokerage      Brokerage Commissios   BrokerageCommissions
Fiscal Year         Commissions     Paid to Opco                 Paid to Opco

Ended               Paid            Dollar Amount %          Dollar Amount  %


Value Fund
10/31/95            $309,310        $156,970    50.7%       $ 99,572,945  52.1%
10/31/96            $387,892        $159,127    41.0 %      $135,054,378  39.4%
10/31/97            $484,014        $198,916    41.1 %      $198,471,852  38.4%

Officers Fund
      10/31/95     $11,593        $ 4,461     38.5%       $2,153,416  39.8%
      10/31/96     $34,368        $13,921     40.5%       $8,359,426  34.3%
      10/31/97     $39,359        $13,558     34.4 %      $4,535,870  20.2%

During Value Fund's fiscal year ended October 31, 1997, $50,922 was paid by Value Fund to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $47,589,083. During Officers Fund's fiscal year ended October 31, 1997, $3,255 was paid by Officers Fund to brokers as commissions in return for research services; the aggregate dollar amount of those transactions was $1,589,791.

Please refer to the Statement of Additional Information for each fund for further information on each fund's brokerage practices.

Expense Ratios and Performance

The ratio of expenses to average annual net assets for Class A shares of Officers Fund for the fiscal year ended October 31, 1997 both before and after giving effect to fee waivers was 2.13% and 1.29%, respectively. The ratio of expenses to average annual net assets for Class A shares of Value Fund for the fiscal year ended October 31, 1997 was 1.60%. Further details are set forth above under "Comparative Fee Tables", and in Officers Fund's Annual Report as of October 31, 1997 and Value Fund's Annual Report as of October 31, 1997, which are included in the Statement of Additional Information.

The average annual total returns on an investment in Class A shares of Officers Fund for the one year period ended October 31, 1997 and for the period from November 8, 1994 (commencement of operations) to October 31, 1997 were (4.28%) and 17.01%, respectively. The average annual total returns at net asset value for Class A shares of Officers Fund for the one year period ended October 31, 1997 and for the period from November 8, 1994 through October 31, 1997 were 1.56% and

19.36%, respectively. Total returns for Officers Fund reflect the waiver of management fees and distribution expenses as described herein. Without such waivers, the total returns for Officers Fund for such periods would have been lower. These waivers became effective on August 1, 1996 and are currently in effect.

The average annual total returns on an investment in Class A shares of Value Fund for the one, five and ten year periods ended October 31, 1997 and for the period from April 30, 1980 (commencement of operations) to October 31, 1997 were 18.20%, 17.42%, 15.88% and 19.02%, respectively. The average annual total returns at net asset value for Class A shares for the one, five and ten year periods ended October 31, 1997 and for the period from April 30, 1980 through October 31, 1997 were 25.41%, 18.82%, 16.57% and 19.43%, respectively.

An explanation of the different performance calculations is set forth in each fund's Prospectus.

Shareholder Services

The policies of Officers Fund and Value Fund with respect to minimum initial investments and subsequent investments by its shareholders are the same. Both Officers Fund and Value Fund offer the following privileges: (i) Right of Accumulation, (ii) Letter of Intent, (iii) reinvestment of dividends and distributions at net asset value, (iv) net asset value purchases by certain individuals and entities, (v) Asset Builder (automatic investment) Plans, (vi) Automatic Withdrawal and Exchange Plans for shareholders who own shares of the fund valued at $5,000 or more, (vii) AccountLink and PhoneLink arrangements,
(viii) exchanges of shares for shares of the same class of certain other funds at net asset value, and (ix) telephone redemption and exchange privileges.

Shareholders may purchase shares through OppenheimerFunds AccountLink, which links a shareholder account to an account at a bank or financial institution and enables shareholders to send money electronically between those accounts to perform a number of types of account transactions. This includes the purchase of shares through the automated telephone system (PhoneLink). Exchanges can also be made by telephone, or automatically through PhoneLink. After AccountLink privileges have been established with a bank account, shares may be purchased by telephone in an amount up to $100,000. Shares of either fund may be exchanged for shares of certain OppenheimerFunds at net asset value per share; however, shares of a particular class may be exchanged only for shares of the same class of other OppenheimerFunds. Shareholders of the funds may redeem their shares by written request or by telephone request in an amount up to $50,000 in any seven-day period. Shareholders may arrange to have share redemption proceeds wired to a predesignated account at a U.S. bank or other financial institution that is an ACH member, through AccountLink. There is no dollar limit on telephone redemption proceeds sent to a bank account when AccountLink has been established. Shareholders may also redeem shares automatically by telephone by using PhoneLink. Shareholders of the funds may also have the Transfer Agent send redemption proceeds of $2,500 or more by Federal Funds wire to a designated commercial bank which is a member of the Federal Reserve wire system. Shareholders of the funds have up to six months to reinvest redemption proceeds of their Class A shares which they purchase subject to a sales charge or, as to Value Fund, their Class B shares on which they paid a contingent deferred sales charge, in Class A shares of the funds or other Oppenheimer funds without paying a sales charge. Each fund may redeem accounts valued at less than $500 if the account has fallen below such stated amount for reasons other than market value fluctuations. Both funds offer Automatic Withdrawal and Automatic Exchange Plans under certain conditions.

Rights of Shareholders

The shares of each fund, including shares of each class, entitle the holder to one vote per share on the election of Trustees of the Trust or Directors of Value Funds, as applicable, and on all other matters submitted to shareholders of the fund. Each share of the fund represents an interest in the fund proportionately equal to the interest of each other share of the same class and entitles the holder to one vote per share (and a fractional vote for a fractional share) on matters submitted to their vote at shareholder meetings. Shareholders of Value Fund vote together, and shareholders of Officers Fund vote together with the shareholders of other series of the Trust in the aggregate, on certain matters at shareholder meetings, such as the election of Trustees and ratification of appointment of auditors. Shareholders of a particular series or class vote separately on proposals which affect that series or class, and shareholders of a series or class which are not affected by that matter are not entitled to vote on the proposal. For example, only shareholders of a series, such as Officers Fund, vote exclusively on any material amendment to the investment advisory agreement with respect to the series. Only shareholders of a class of shares vote on certain amendments to the Distribution and/or Service Plans if the amendments affect only that class. The Board and the Board of Directors of Value Fund are authorized to create new series and classes of series. The Boards may reclassify unissued shares of the funds into additional series or classes of shares. The Boards may also divide or combine the shares of a class into a greater or lesser number of shares without thereby changing the proportionate beneficial interest of a shareholder in each fund. Shares do not have cumulative voting rights or preemptive or subscription rights. Shares may be voted in person or by proxy. Each share has one vote at shareholder meetings, with fractional shares voting proportionately. Shares of a particular class vote together on matters that affect that class. Most amendments to the Declaration of Trust governing Officers Fund or the Articles of Incorporation governing Value Fund require the approval of a "majority" of the outstanding voting securities (as defined in the Investment Company Act) of the respective Trust or Value Fund's shares without regard to class. Under certain circumstances, shareholders of Officers Fund may be held personally liable as partners for the fund's obligations, however, under the Declaration of Trust such a shareholder is entitled to certain indemnification rights and the risk of a shareholder incurring any such loss is limited to the remote circumstances in which the fund is unable to meet its obligations.

As to Value Fund, outstanding Class A, B, C and Y shares participate equally in the fund's dividends and distributions and in the fund's net assets upon liquidation, after taking into account the different expenses paid by each class. Distributions and dividends for each class will be different, and Class B and Class C dividends and distributions will be lower than Class A and Class Y dividends. Officers Fund has one class of shares outstanding.

It is not contemplated that the Trust or Value Fund will hold regular annual meetings of shareholders. Under the Investment Company Act, shareholders of Officers Fund do not have rights of appraisal as a result of the transactions contemplated by the Reorganization Agreement. However, they have the right at any time prior to the consummation of such transaction to redeem their shares at net asset value, less any applicable contingent deferred sales charge. Shareholders of both of the funds have the right, under certain circumstances, to remove a Trustee or Director and will be assisted in communicating with other shareholders for such purpose.

Organization and History

The Trust, Oppenheimer Quest For Value Funds, was organized in April 1987 as a multi-series Massachusetts business trust and Officers Fund is a non-diversified series of the Trust. The Trust is an open-end management investment company, with an unlimited number of authorized shares of beneficial interest. Value Fund is a diversified, open-end management investment company that was organized in August 1979 as a Maryland corporation. The Manager acts as investment adviser to the funds, the Sub-Adviser acts as sub-adviser to the funds and the portfolio managers for the funds are employed by the Sub-Adviser. The Trustees of the Trust and the Directors of Value Fund are the same, and oversee the Manager, the Sub-Adviser and the portfolio managers.

Management and Distribution Arrangements

The Manager, located at Two World Trade Center, New York, New York 10048-0203, acts as the investment adviser to both Officers Fund and Value Fund. The terms and conditions of the investment advisory agreement for each fund are substantially the same. The monthly management fee payable to the Manager by each fund is set forth under "Synopsis Investment Advisory and Distribution and Service Plan Fees" along with the fees paid by the Manager to the Sub-Adviser for the funds. The 12b-1 Distribution and Service Plan fees paid by the funds with respect to Class A shares are also set forth above under "Synopsis Investment Advisory and Distribution and Service Plan Fees."

Pursuant to each investment advisory agreement, the Manager acts as the investment adviser for the funds and supervises the investment program of the funds. The investment advisory agreements state that the Manager will provide administrative services for the funds, including completion and maintenance of records, preparation and filing of reports required by the SEC, reports to shareholders, and composition of proxy statements and registration statements required by Federal and state securities laws. Further, the Manager has agreed to furnish the funds with office space, facilities and equipment and arrange for its employees to serve as officers of the Trust (as to Officers Fund) and Value Fund. The administrative services to be provided by the Manager under the investment advisory agreement will be at its own expense, except that the funds pay the Manager an annual fee for calculating their respective daily net asset value at an annual rate of $6,000 (as to Officers Fund) and $55,000 (as to Value
Fund), plus reimbursement for out-of-pocket expenses.

The Sub-Adviser acts as the sub-adviser to the funds pursuant to the terms of a subadvisory agreement between the Manager and the Sub-Adviser for each fund. The Sub-Adviser previously acted as the investment adviser to the funds prior to November 22, 1995. The terms and conditions of the subadvisory agreements for each fund are substantially the same. The subadvisory agreements provide that the Sub-Adviser will regularly provide investment advice with respect to the funds, invest and reinvest cash, securities and the property comprising the assets of each fund and perform such other duties and responsibilities as are set forth in its contract with the Manager. The Manager, not the funds, pays the Sub-Adviser.

Expenses not expressly assumed by the Manager under each fund's advisory agreement or by the Distributor under the General Distributor's Agreement are paid by the funds. The investment advisory agreements list examples of expenses paid by the funds, the major categories of which relate to interest, taxes, brokerage commissions, fees to certain Trustees or Directors, legal and audit expenses, custodian and transfer agent expenses, share issuance costs, certain printing and registration costs and non-recurring expenses, including litigation costs. The management fee paid by Officers Fund for the fiscal year ended October 31, 1997 was $60,074 (after giving effect to fee waivers). During the fiscal year ended October 31, 1997, Officers Fund also paid or accrued accounting service fees to the Manager in the amount of $5,987. The management fee paid by Value Fund for the fiscal year ended October 31, 1997 was $7,708,982. During the fiscal year ended October 31, 1997, Value Fund also paid or accrued accounting service fees to the Manager in the amount of $54,325.

The investment advisory agreement for Officers Fund contains no expense limitation. However, independently of the Agreement, effective August 1, 1996, the Manager voluntarily agreed to waive that portion of its management fee equal to what the Manager would have been required to pay the Sub-Adviser under the Subadvisory Agreement described below. Pursuant to the foregoing, the Manager's fee at the end of any month will be reduced or eliminated such that there will not be any accrued but unpaid liability under the fee waiver. Any waiver of fees would lower Officers Fund's overall expense ratio and increase its total return during any period in which they are in effect.

The investment advisory agreement provides that in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard for its obligations and duties under the advisory agreement, the Manager is not liable for any loss resulting from good faith errors or omissions on its part with respect to any of its duties thereunder. The investment advisory agreement permits the Manager to act as investment adviser for any other person, firm or corporation and to use the name "Oppenheimer" or "Quest For Value" in connection with its other investment companies for which it may act as an investment adviser or general distributor. If the Manager shall no longer act as investment adviser to a fund, the right of the fund to use "Oppenheimer" or "Quest For Value" as part of its name may be withdrawn.

The Manager is controlled by Oppenheimer Acquisition Corp., a holding company owned in part by senior management of the Manager and ultimately controlled by Massachusetts Mutual Life Insurance Company, a mutual life insurance company that also advises pension plans and investment companies. The Manager has operated as an investment company adviser since 1959. The Manager and its affiliates currently advise investment companies with combined net assets aggregating over $85 billion as of March 31, 1998, with more than 4 million shareholder accounts. OppenheimerFunds Services, a division of the Manager, acts as transfer and shareholder servicing agent for Officers Fund and Value Fund and for certain other open-end funds managed by the Manager and its affiliates; for its services, the funds pay the transfer agent an annual maintenance fee for each fund shareholder account and reimburse the transfer agent for its out of pocket expenses.

The Sub-Adviser is a majority owned subsidiary of Oppenheimer Capital, a registered investment advisor, whose employees perform all investment advisory services provided to the funds by the Sub- Adviser. On November 4, 1997, PIMCO Advisors L.P. ("PIMCO Advisors"), a registered investment adviser with $125 billion in assets under management through various subsidiaries and affiliates, acquired control of Oppenheimer Capital and the Sub-Adviser. On November 5, 1997, the
new Sub-Advisory Agreement between the Sub-Adviser and the Manager became effective. On November 30, 1997, Oppenheimer Capital merged with a subsidiary of PIMCO Advisors and, as a result, Oppenheimer Capital and the Sub-Adviser became indirect wholly-owned subsidiaries of PIMCO Advisors. PIMCO Advisors has two general partners: PIMCO Partners, G.P., a California general partnership ("PIMCO GP"), and PIMCO Advisors Holdings L.P. (formerly Oppenheimer Capital, L.P.), an NYSE-listed Delaware limited partnership of which PIMCO GP is the sole general partner.

PIMCO GP beneficially owns or controls (through its general partner interest in Oppenheimer Capital, L.P.) greater than 80% of the units of limited partnership ("Units") of PIMCO Advisors. PIMCO GP has two general partners. The first of these is Pacific Investment Management Company, a wholly-owned subsidiary of Pacific Financial Asset Management Company, which is a direct subsidiary of Pacific Life Insurance Company ("Pacific Life").

The managing general partner of PIMCO GP is PIMCO Partners L.L.C. ("PPLLC"), a California limited liability company. PPLLC's members are the Managing Directors (the "PIMCO Managers") of Pacific Investment Management Company, a subsidiary of PIMCO Advisors (the "PIMCO Subpartnership"). The PIMCO Managers are: William H. Gross, Dean S. Meiling, James F. Muzzy, William F. Podlich, III, Brent R. Harris, John L. Hague, William S. Thompson Jr., William C. Powers, David H. Edington, Benjamin Trosky, William R. Benz, II and Lee R. Thomas, III.

PIMCO Advisors is governed by a Management Board, which consists of sixteen members, pursuant to a delegation by its general partners. PIMCO GP has the power to designate up to nine members of the Management Board and the PIMCO Subpartnership, of which the PIMCO Managers are the Managing Directors, has the power to designate up to two members. In addition, PIMCO GP, as the controlling general partner of PIMCO Advisors, has the power to revoke the delegation to the Management Board and exercise control of PIMCO Advisors. As a result, Pacific Life and/or the PIMCO Managers may be deemed to control PIMCO Advisors. Pacific Life and the PIMCO Managers disclaim such control.

The Distributor, under a General Distributor's Agreement for each of the funds, acts as the principal underwriter in the continuous public offering of Class A, Class B and Class C shares of each fund but is not obligated to sell a specific number of shares. To date, Class B and Class C shares of Officers Fund have not been issued. Expenses normally attributable to sales, including advertising and the cost of printing and mailing Prospectuses, other than those furnished to existing shareholders, are borne by the Distributor. During Officers Fund's fiscal year ended October 31, 1997, the aggregate amount of sales charges on sales of its Class A shares was $1,822, none of which was retained by the Distributor or an affiliated broker. During Value Fund's fiscal year ended October 31, 1997, the aggregate amount of sales charges on sales of its Class A shares was $3,638,204, of which the Distributor and affiliated brokers retained $910,431. For additional information about distribution of the funds' shares and the payments made by the funds to the Distributor in connection with such activities, please refer to "Distribution and Service Plans," in each fund's Statement of Additional Information.

Purchase of Additional Shares

Class A shares of Officers Fund and Class A shares of Value Fund generally may be purchased with an initial sales charge of 5.75% for purchases of less than $25,000. The sales charge of 5.75% is reduced for purchases of either fund's Class A shares of $25,000 or more. For purchases of $1 million or more ($500,000 or more for purchases by "Retirement Plans", as defined in each fund's Prospectus) if those shares are redeemed within 12 calendar months (18 months for shares purchased prior to May 1, 1997) of the end of the calendar month of their purchase, a contingent sales charge may be deducted from the redemption proceeds. Class A shares of Officers Fund have to date been sold to a limited group of individuals and entities, as noted above, and who have qualified for a waiver of the Class A sales charge as set forth in the fund's Prospectus.

Class B shares of the funds are sold at net asset value without an initial sales charge, however, if Class B shares are redeemed within six years of the end of the calendar month of their purchase, a contingent deferred sales charge may be deducted of up to 5%, depending upon how long such shares had been held. Class C shares may be purchased without an initial sales charge, but if sold within 12 months of buying them, a contingent deferred sales charge of 1% may be deducted.

The Class A shares to be issued under the Reorganization Agreement will be issued by Value Fund at net asset value. Future dividends and capital gain distributions of Value Fund, if any, may be reinvested without sales charge. The initial sales charge and contingent deferred sales charge on Class A shares of Value Fund will only affect shareholders of Officers Fund to the extent that they desire to make additional purchases of shares of Value Fund in addition to the shares which they will receive as a result of the Reorganization and to the extent that they no longer qualify for a waiver of the Class A sales charge as set forth in Value Fund's current Prospectus.

Dividends and Distributions

The funds declare dividends from net investment income on an annual basis and normally pay those dividends to shareholders following the end of their respective fiscal years (October 31). The funds may also make distributions annually in December out of any net short-term or long-term capital gains, and may make supplemental distributions of dividends and capital gains following its fiscal year. Dividends are paid separately for each class of shares and normally, the dividends on Class A and Class Y shares are generally expected to be higher than for Class B and Class C shares because the expenses allocable to Class B and Class C shares will generally be higher than for Class A and Class Y shares. There is no fixed dividend rate for either fund and there can be no assurance that either fund will pay any dividends or distributions.


                   METHOD OF CARRYING OUT THE REORGANIZATION

The consummation of the transactions contemplated by the Reorganization Agreement is contingent upon the approval of the Reorganization by the shareholders of Officers Fund and the receipt of the opinions and certificates set forth in Sections 10 and 11 of the Reorganization Agreement and the occurrence of the events described in those Sections. Under the Reorganization Agreement, all the assets of Officers Fund, excluding the Cash Reserve, will be delivered to Value Fund in exchange for

Class A shares of Value Fund. The Cash Reserve to be retained by Officers Fund will be sufficient in the discretion of the Board for the payment of Officers Fund's liabilities, and Officers Fund's expenses of liquidation.

Assuming the shareholders of Officers Fund approve the Reorganization, the actual exchange of assets is expected to take place on June 12, 1998, or as soon thereafter as is practicable (the "Closing Date") on the basis of net asset values as of the close of business on the business day preceding the Closing Date (the "Valuation Date"). Under the Reorganization Agreement, all redemptions of shares of Officers Fund shall be permanently suspended at the close of business on the Valuation Date; only redemption requests received in proper form on or prior to the close of business on that date shall be fulfilled by it; redemption requests received by Officers Fund after that date will be treated as requests for redemptions of Class A shares of Value Fund to be distributed to the shareholders requesting redemption. The exchange of assets for shares will be done on the basis of the per share net asset value of the Class A shares of Value Fund, and the value of the assets of Officers Fund to be transferred as of the close of business on the Valuation Date, valued in the manner used by Value Fund in the valuation of assets. Value Fund is not assuming any of the liabilities of Officers Fund, except for portfolio securities purchased which have not settled and outstanding shareholder redemption and dividend checks.

The net asset value of the shares transferred by Value Fund to Officers Fund will be the same as the value of the assets received by Value Fund. For example, if, on the Valuation Date, Officers Fund were to have securities with a market value of $95,000 and cash in the amount of $10,000 (of which $5,000 was to be retained by it as the Cash Reserve), the value of the assets which would be transferred to Value Fund would be $100,000. If the net asset value per Class A share of Value Fund were $10 per share at the close of business on the Valuation Date, the number of Class A shares to be issued would be 10,000 ($100,000 / $10). These 10,000 Class A shares of Value Fund would be distributed to the former shareholders of Officers Fund. This example is given for illustration purposes only and does not bear any relationship to the dollar amounts or shares expected to be involved in the Reorganization.

In conjunction with the Closing Date, Officers Fund will distribute on a pro rata basis to its shareholders of record on the Valuation Date the Class A shares of Value Fund received by Officers Fund at the closing, in liquidation of the outstanding shares of Officers Fund, and the outstanding shares of Officers Fund will be canceled. To assist Officers Fund in this distribution, Value Fund will, in accordance with a shareholder list supplied by Officers Fund, cause its transfer agent to credit and confirm an appropriate number of shares of Value Fund to each shareholder of Officers Fund. Certificates for Class A shares of Value Fund will be issued upon written request of a former shareholder of Officers Fund but only for whole shares with fractional shares credited to the name of the shareholder on the books of Value Fund and only of shares represented by certificates are delivered for cancellation. Former shareholders of Officers Fund who wish certificates representing their shares of Value Fund must, after receipt of their confirmations, make a written request to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217. Shareholders of Officers Fund holding certificates representing their shares will not be required to surrender their certificates to anyone in connection with the Reorganization. After the Reorganization, however, it will be necessary for such shareholders to surrender such certificates in order to redeem, transfer, pledge or exchange any shares of Value Fund.

Under the Reorganization Agreement, within one year after the Closing Date, Officers Fund shall: (a) either pay or make provision for all of its debts and taxes; and (b) either (i) transfer any remaining amount of the Cash Reserve to Value Fund, if such remaining amount is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Officers Fund who were such on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deducting the estimated expenses of the distribution, equals or exceeds one cent per share of the number of Officers Fund shares outstanding on the Valuation Date. Within one year after the Closing Date, Officers Fund will complete its liquidation.

Under the Reorganization Agreement, either Officers Fund or Value Fund may abandon and terminate the Reorganization Agreement without liability if the other party breaches any material provision of the Reorganization Agreement or, if prior to the closing, any legal, administrative or other proceeding shall be instituted or threatened (i) seeking to restrain or otherwise prohibit the transactions contemplated by the Reorganization Agreement and/or (ii) asserting a material liability of either party, which proceeding or liability has not been terminated or the threat thereto removed prior to the Closing Date.

In the event that the Reorganization is not consummated for any reason, the Board will consider and may submit to the shareholders of Officers Fund other alternatives.


                            ADDITIONAL INFORMATION

Financial Information

The Reorganization will be accounted for by the surviving fund in its financial statements similar to a pooling without restatement. Further financial information as to Officers Fund is contained in its current Prospectus, which is available without charge from OppenheimerFunds Services, the Transfer Agent, P.O. Box 5270, Denver, Colorado 80217, and is incorporated herein by reference, and in its Annual Report as of October 31, 1997, which are included in its Statement of Additional Information. Financial information for Value Fund is contained in its current Prospectus accompanying this Proxy Statement and Prospectus and incorporated herein by reference, and in its Annual Report as of October 31, 1997, which are included in its Statement of Additional Information.

Public Information

Additional information about Officers Fund and Value Fund is available, as applicable, in the following documents: (i) Value Fund's Prospectus dated February 27, 1998 accompanying this Proxy Statement and incorporated herein;
(ii) Officers Fund's Prospectus dated January 26, 1998, which may be obtained without charge by writing to OppenheimerFunds Services, P.O. Box 5270, Denver, Colorado 80217; (iii) Value Fund's Annual Report as of October 31, 1997, which may be obtained without charge by writing to OppenheimerFunds Services at the address indicated above; and (iv) Officers Fund's Annual Report as of October 31, 1997, which may be obtained without charge by writing to OppenheimerFunds Services at the address indicated above. The documents set forth in (ii), (iii) and (iv) above are included in the Additional Statement and the Additional Statement is incorporated herein by reference. All of the foregoing documents may be obtained by calling the toll-free number on the cover of this Proxy Statement and Prospectus.

Additional information about the following matters is contained in the Additional Statement which incorporates by reference the Value Fund Additional Statement, the Officers Fund's Prospectus and the Officers Fund's Additional
Statement: the organization and operation of Value Fund and Officers Fund; more information on investment policies, practices and risks; information about the Trust and Value Fund's respective Boards and their responsibilities; a further description of the services provided by Value Fund's and Officers Fund's investment adviser, sub-adviser, distributor, and transfer and shareholder servicing agent; dividend policies; tax matters; an explanation of the method of determining the offering price of the shares and/or contingent deferred sales charges, as applicable of Class A, Class B and Class C shares of Value Fund and Officers Fund; purchase, redemption and exchange programs; the different expenses paid by each class of shares; and distribution arrangements.

Value Fund and the Trust, on behalf of Officers Fund, are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and in accordance therewith, file reports and other information with the SEC. Proxy material, reports and other information about Officers Fund and Value Fund which are of public record can be inspected and copied at public reference facilities maintained by the SEC in Washington, D.C. and certain of its regional offices, and copies of such materials can be obtained at prescribed rates from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549.

                                OTHER BUSINESS

Management of Officers Fund knows of no business other than the matters specified above which will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote this proxy in accordance with their judgment on such matters.


By Order of the Board of Trustees


Andrew J. Donohue, Secretary

April 6, 1998                                                              229

                                                                     EXHIBIT A

                     AGREEMENT AND PLAN OF REORGANIZATION





      AGREEMENT AND PLAN OF REORGANIZATION (the "Agreement") dated as of February 18, 1998 by and between Oppenheimer Quest For Value Funds (the
"Trust"), on behalf of its series, Oppenheimer Quest Officers Value Fund ("Officers Fund"), a Massachusetts business trust, and Oppenheimer Quest Value Fund, Inc. ("Value Fund"), a Maryland Corporation.

                             W I T N E S S E T H:

      WHEREAS, the parties are each open-end investment companies of the management type;
and

      WHEREAS, the parties hereto desire to provide for the reorganization pursuant to Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (the "Code"), of Officers Fund through the acquisition by Value Fund of substantially all of the assets of Officers Fund in exchange for the voting shares of beneficial interest ("shares") of Class A of Value Fund and the assumption by Value Fund of certain liabilities of Officers Fund, which Class A shares of Value Fund are to be distributed by Officers Fund pro rata to its shareholders in complete liquidation of Officers Fund and complete cancellation of its shares;

      NOW, THEREFORE, in consideration of the mutual promises herein contained, the parties hereto agree as follows:

      1. The parties hereto hereby adopt this Agreement and Plan of Reorganization (the "Agreement") pursuant to Section 368(a)(1) of the Code as follows: The reorganization will be comprised of the acquisition by Value Fund of substantially all of the assets of Officers Fund in exchange for Class A shares of Value Fund and the assumption by Value Fund of certain liabilities of Officers Fund, followed by the distribution of such Class A shares of Value Fund shares to the shareholders of Officers Fund in exchange for their shares of Officers Fund, all upon and subject to the terms of the Agreement hereinafter set forth.

            The share transfer books of Officers Fund will be permanently closed at the close of business on the Valuation Date (as hereinafter defined) and only redemption requests received in proper form on or prior to the close of business on the Valuation Date shall be fulfilled by Officers Fund; redemption requests received by Officers Fund after that date shall be treated as requests for the redemption of the shares of Value Fund to be distributed to the shareholder in question as provided in Section 5 hereof.

      2. On the Closing Date (as hereinafter defined), all of the assets of Officers Fund on that date, excluding a cash reserve (the "Cash Reserve") to be retained by Officers Fund sufficient in its discretion for the payment of the expenses of Officers Fund's dissolution and its liabilities, but not in excess of the amount contemplated by Section 10E, shall be delivered as provided in Section 8 to Value Fund, in exchange for and against delivery to Officers Fund on the Closing Date of a number of Class A shares of Value Fund, having an aggregate net asset value equal to the value of the assets of Officers Fund so transferred and delivered.

      3. The net asset value of Class A shares of Value Fund and the value of the assets of Officers Fund to be transferred shall in each case be determined as of the close of business of The New York Stock Exchange on the Valuation Date. The computation of the net asset value of the Class A shares of Value Fund and the Class A shares of Officers Fund shall be done in the manner used by Value Fund and Officers Fund, respectively, in the computation of such net asset value per share as set forth in their respective prospectuses. The methods used by Value Fund in such computation shall be applied to the valuation of the assets of Officers Fund to be transferred to Value Fund.

            Officers Fund shall declare and pay, immediately prior to the Valuation Date, a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to Officers Fund's shareholders all of Officers Fund's investment company taxable income for taxable years ending on or prior to the Closing Date (computed without regard to any dividends paid) and all of its net capital gain, if any, realized in taxable years ending on or prior to the Closing Date (after reduction for any capital loss carry-forward).

      4. The closing (the "Closing") shall be at the offices of OppenheimerFunds, Inc. (the "Agent"), Two World Trade Center, 34th Floor, New York, New York 10048, at 4:00 P.M. New York time on June 12, 1998 or at such other time or place as the parties may designate or as provided below (the "Closing Date"). The business day preceding the Closing Date is herein referred to as the "Valuation Date."

            In the event that on the Valuation Date either party has, pursuant to the Investment Company Act of 1940, as amended (the "Act"), or any rule, regulation or order thereunder, suspended the redemption of its shares or postponed payment therefore, the Closing Date shall be postponed until the first business day after the date when both parties have ceased such suspension or postponement; provided, however, that if such suspension shall continue for a period of 60 days beyond the Valuation Date, then the other party to the Agreement shall be permitted to terminate the Agreement without liability to either party for such termination.

      5. In conjunction with the Closing, Officers Fund shall distribute on a pro rata basis to the shareholders of Officers Fund on the Valuation Date the Class A shares of Value Fund received by Officers Fund on the Closing Date in exchange for the assets of Officers Fund in complete liquidation of Officers Fund; for the purpose of the distribution by Officers Fund of Class A shares of Value Fund to Officers Fund's shareholders, Value Fund will promptly cause its transfer agent to: (a) credit an appropriate number of Class A shares of Value Fund on the books of Value Fund to each Class A shareholder of Officers Fund in accordance with a list (the "Shareholder List") of Officers Fund shareholders received from Officers Fund; and (b) confirm an appropriate number of Class A shares of Value Fund to each shareholder of Officers Fund; certificates for Class A shares of Value

Fund will be issued upon written request of a former shareholder of Officers Fund but only for whole shares, with fractional shares credited to the name of the shareholder on the books of Value Fund.

     The Shareholder List shall indicate, as of the close of business on the Valuation Date, the name and address of each shareholder of Officers Fund, indicating his or her share balance. Officers Fund agrees to supply the Shareholder List to Value Fund not later than the Closing Date. Shareholders of Officers Fund holding certificates representing their shares shall not be required to surrender their certificates to anyone in connection with the reorganization. After the Closing Date, however, it will be necessary for such shareholders to surrender their certificates in order to redeem, transfer or pledge the shares of Value Fund which they received.

      6. Within one year after the Closing Date, Officers Fund shall (a) either pay or make provision for payment of all of its liabilities and taxes, and (b) either (i) transfer any remaining amount of the Cash Reserve to Value Fund, if such remaining amount (as reduced by the estimated cost of distributing it to shareholders) is not material (as defined below) or (ii) distribute such remaining amount to the shareholders of Officers Fund on the Valuation Date. Such remaining amount shall be deemed to be material if the amount to be distributed, after deduction of the estimated expenses of the distribution, equals or exceeds one cent per share of Officers Fund outstanding on the Valuation Date.

     7. Prior to the Closing Date, there shall be coordination between the parties as to their respective portfolios so that, after the Closing, Value Fund will be in compliance with all of its investment policies and restrictions. At the Closing, Officers Fund shall deliver to Value Fund two copies of a list setting forth the securities then owned by Officers Fund. Promptly after the Closing, Officers Fund shall provide Value Fund a list setting forth the respective federal income tax bases thereof.

      8. Portfolio securities or written evidence acceptable to Value Fund of record ownership thereof by The Depository Trust Company or through the Federal Reserve Book Entry System or any other depository approved by Officers Fund pursuant to Rule 17f-4 and Rule 17f-5 under the Act shall be endorsed and delivered, or transferred by appropriate transfer or assignment documents, by Officers Fund on the Closing Date to Value Fund, or at its direction, to its custodian bank, in proper form for transfer in such condition as to constitute good delivery thereof in accordance with the custom of brokers and shall be accompanied by all necessary state transfer stamps, if any. The cash delivered shall be in the form of certified or bank cashiers' checks or by bank wire or intra-bank transfer payable to the order of Value Fund for the account of Value Fund. Class A shares of Value Fund representing the number of Class A shares of Value Fund being delivered against the assets of Officers Fund, registered in the name of Officers Fund, shall be transferred to Officers Fund on the Closing Date. Such shares shall thereupon be assigned by Officers Fund to its shareholders so that the shares of Value Fund may be distributed as provided in
Section 5.

            If, at the Closing Date, Officers Fund is unable to make delivery under this Section 8 to Value Fund of any of its portfolio securities or cash for the reason that any of such securities purchased by Officers Fund, or the cash proceeds of a sale of portfolio securities, prior to the Closing Date have not yet been delivered to it or Officers Fund's custodian, then the delivery requirements of this Section 8 with respect to said undelivered securities or cash will be waived and Officers Fund will deliver to Value Fund by or on the Closing Date with respect to said undelivered securities or cash executed copies of an agreement or agreements of assignment in a form reasonably satisfactory to Value Fund, together with such other documents, including a due bill or due bills and brokers' confirmation slips as may reasonably be required by Value Fund.

      9. Value Fund shall not assume the liabilities (except for portfolio securities purchased which have not settled and for shareholder redemption and dividend checks outstanding) of Officers Fund, but Officers Fund will, nevertheless, use its best efforts to discharge all known liabilities, so far as may be possible, prior to the Closing Date. The cost of printing and mailing the proxies and proxy statements will be borne by Officers Fund. Officers Fund and Value Fund will bear the cost of their respective tax opinion. Any documents such as existing prospectuses or annual reports that are included in that mailing will be a cost of the fund issuing the document. Any other out-of-pocket expenses of Value Fund and Officers Fund associated with this reorganization, including legal, accounting and transfer agent expenses, will be borne by Officers Fund and Value Fund, respectively, in the amounts so incurred by each.

      10. The obligations of Value Fund hereunder shall be subject to the following conditions:

            A. The Board of Trustees of the Trust shall have authorized the execution of the Agreement, and the shareholders of Officers Fund shall have approved the Agreement and the transactions contemplated hereby, and Officers Fund shall have furnished to Value Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of the Trust; such shareholder approval shall have been by the affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of Officers Fund at a meeting for which proxies have been solicited by the Proxy Statement and Prospectus (as hereinafter defined).

            B. Value Fund shall have received an opinion dated the Closing Date of counsel to Officers Fund, to the effect that (i) Officers Fund is a series of the Trust which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with full powers to carry on its business as then being conducted and to enter into and perform the Agreement (Massachusetts counsel may be relied upon for this opinion); and (ii) that all action necessary to make the Agreement, according to its terms, valid, binding and enforceable on Officers Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Officers Fund.

            C. The representations and warranties of Officers Fund contained herein shall be true and correct at and as of the Closing Date, and Value Fund shall have been furnished with a certificate of the President, or a Vice President, or the Secretary or the Assistant Secretary or the Treasurer of the Trust, dated the Closing Date, to that effect.

            D. On the Closing Date, Officers Fund shall have furnished to Value Fund a certificate of the Treasurer or Assistant Treasurer of the Trust as to the amount of the capital loss carry-over and net unrealized appreciation or depreciation, if any, with respect to Officers Fund as of the Closing Date.

            E. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Officers Fund at the close of business on the Valuation Date.

            F. A Registration Statement on Form N-14 filed by Value Fund under the Securities Act of 1933, as amended (the "1933 Act"), containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than May 1, 1998.

            G. On the Closing Date, Value Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Value Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Officers Fund arising out of litigation brought against Officers Fund or claims asserted against it, or pending or to the best of his or her knowledge threatened claims or litigation not reflected in or apparent from the most recent audited financial statements and footnotes thereto of Officers Fund delivered to Value Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

            H. Value Fund shall have received an opinion, dated the Closing Date, of Price Waterhouse LLP, to the same effect as the opinion contemplated by Section
11.E. of the Agreement.

            I. Value Fund shall have received at the Closing all of the assets of Officers Fund to be conveyed hereunder, which assets shall be free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever.

      11. The obligations of Officers Fund hereunder shall be subject to the following conditions:

            A. The Board of Directors of Value Fund shall have authorized the execution of the Agreement, and the transactions contemplated thereby, and Value Fund shall have furnished to Officers Fund copies of resolutions to that effect certified by the Secretary or the Assistant Secretary of Value Fund.

            B. Officers Fund's shareholders shall have approved the Agreement and the transactions contemplated hereby, by an affirmative vote of "a majority of the outstanding voting securities" (as defined in the Act) of Officers Fund, and Officers Fund shall have furnished Value Fund copies of resolutions to that effect certified by the Secretary or an Assistant Secretary of the Trust.

            C. Officers Fund shall have received an opinion dated the Closing Date of counsel to Value Fund, to the effect that (i) Value Fund is duly organized, validly existing and in good standing under the laws of the State of Maryland with full powers to carry on its business as then being conducted and to enter into and perform the Agreement (Maryland counsel may be relied upon for this opinion); (ii) all action necessary to make the Agreement, according to its terms, valid, binding and enforceable upon Value Fund and to authorize effectively the transactions contemplated by the Agreement have been taken by Value Fund, and (iii) the shares of Value Fund to be issued hereunder are duly authorized and when issued will be validly issued, fully-paid and non-assessable.

            D. The representations and warranties of Value Fund contained herein shall be true and correct at and as of the Closing Date, and Officers Fund shall have been furnished with a certificate of the President, a Vice President or the Secretary or the Assistant Secretary or the Treasurer of Value Fund to that effect dated the Closing Date.

            E. Officers Fund shall have received an opinion of Price Waterhouse LLP to the effect that the Federal tax consequences of the transaction, if carried out in the manner outlined in the Agreement and in accordance with (i) Officers Fund's representation that there is no plan or intention by any Officers Fund shareholder who owns 5% or more of Officers Fund's outstanding shares, and, to Officers Fund's best knowledge, there is no plan or intention on the part of the remaining Officers Fund shareholders, to redeem, sell, exchange or otherwise dispose of a number of Value Fund shares received in the transaction that would reduce Officers Fund shareholders' ownership of Value Fund shares to a number of shares having a value, as of the Closing Date, of less than 50% of the value of all of the formerly outstanding Officers Fund shares as of the same date, and (ii) the representation by each of Officers Fund and Value Fund that, as of the Closing Date, Officers Fund and Value Fund will qualify as regulated investment companies or will meet the diversification test of Section 368(a)(2)(F)(ii) of the Code, will be as follows:

                  1. The transactions contemplated by the Agreement will qualify as a tax-free "reorganization" within the meaning of Section 368(a)(1) of the Code, and under the regulations promulgated thereunder.

                  2. Officers Fund and Value Fund will each qualify as a "party to a reorganization" within the meaning of Section 368(b)(2) of the Code.

                  3. No gain or loss will be recognized by the shareholders of Officers Fund upon the distribution of Class A shares of beneficial interest in Value Fund to the shareholders of Officers Fund pursuant to Section 354 of the Code.

                  4. Under Section 361(a) of the Code no gain or loss will be recognized by Officers Fund by reason of the transfer of substantially all its assets in exchange for Class A shares of Value Fund.

                  5. Under Section 1032 of the Code no gain or loss will be recognized by Value Fund by reason of the transfer of substantially all of Officers Fund's assets in exchange for Class A shares of Value Fund and Value Fund's assumption of certain liabilities of Officers Fund.

                  6. The shareholders of Officers Fund will have the same tax basis and holding period for the Class A shares of beneficial interest in Value Fund that they receive as they had for Officers Fund shares that they previously held, pursuant to Section 358(a) and 1223(1), respectively, of the Code.

                  7. The securities transferred by Officers Fund to Value Fund will have the same tax basis and holding period in the hands of Value Fund as they had for Officers Fund, pursuant to Section 362(b) and 1223(1), respectively, of the Code.

            F. The Cash Reserve shall not exceed 10% of the value of the net assets, nor 30% in value of the gross assets, of Officers Fund at the close of business on the Valuation Date.

            G. A Registration Statement on Form N-14 filed by Value Fund under the 1933 Act, containing a preliminary form of the Proxy Statement and Prospectus, shall have become effective under the 1933 Act not later than May 1, 1998.

            H. On the Closing Date, Officers Fund shall have received a letter of Andrew J. Donohue or other senior executive officer of OppenheimerFunds, Inc. acceptable to Officers Fund, stating that nothing has come to his or her attention which in his or her judgment would indicate that as of the Closing Date there were any material actual or contingent liabilities of Value Fund arising out of litigation brought against Value Fund or claims asserted against it, or pending or, to the best of his or her knowledge, threatened claims or litigation not reflected in or apparent by the most recent audited financial statements and footnotes thereto of Value Fund delivered to Officers Fund. Such letter may also include such additional statements relating to the scope of the review conducted by such person and his or her responsibilities and liabilities as are not unreasonable under the circumstances.

            I. Officers Fund shall acknowledge receipt of the Class A shares of Value Fund.

      12. The Trust on behalf of Officers Fund hereby represents and warrants that:

            A. The financial statements of Officers Fund as at October 31, 1997 (audited) heretofore furnished to Value Fund, present fairly the financial position, results of operations, and changes in net assets of Officers Fund as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from October 31, 1997 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse change in the business or financial condition of Officers Fund, it being agreed that a decrease in the size of Officers Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material adverse change;

            B. Contingent upon approval of the Agreement and the transactions contemplated thereby by Officers Fund's shareholders, Officers Fund has authority to transfer all of the assets of Officers Fund to be conveyed hereunder free and clear of all liens, encumbrances, security interests, restrictions and limitations whatsoever;

            C. The Prospectus, as amended and supplemented, contained in Officers Fund's Registration Statement under the 1933 Act, as amended, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post- Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            D. There is no material contingent liability of Officers Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Officers Fund, threatened against Officers Fund, not reflected in such Prospectus;

            E. Except for the Agreement, there are no material contracts outstanding to which Officers Fund is a party other than those ordinary in the conduct of its business;

            F. Officers Fund is a series of the Trust which is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts; and has all necessary and material Federal and state authorizations to own all of its assets and to carry on its business as now being conducted; and Officers Fund is duly registered under the Act and such registration has not been rescinded or revoked and is in full force and effect;

            G. All Federal and other tax returns and reports of Officers Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Officers Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Officers Fund ended October 31, 1997 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due; and

            H. Officers Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Officers Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Officers Fund intends to meet such requirements with respect to its current taxable year.

      13. Value Fund hereby represents and warrants that:

            A. The financial statements of Value Fund as at October 31, 1997 (audited) heretofore furnished to Officers Fund, present fairly the financial position, results of operations, and changes in net assets of Value Fund, as of that date, in conformity with generally accepted accounting principles applied on a basis consistent with the preceding year; and that from October 31, 1997 through the date hereof there have not been, and through the Closing Date there will not be, any material adverse changes in the business or financial condition of Value Fund, it being understood that a decrease in the size of Value Fund due to a diminution in the value of its portfolio and/or redemption of its shares shall not be considered a material or adverse change;

            B. The Prospectus, as amended and supplemented, contained in Value Fund's Registration Statement under the 1933 Act, is true, correct and complete, conforms to the requirements of the 1933 Act and does not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading. The Registration Statement, as amended, was, as of the date of the filing of the last Post- Effective Amendment, true, correct and complete, conformed to the requirements of the 1933 Act and did not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading;

            C. Except for this Agreement, there is no material contingent liability of Value Fund and no material claim and no material legal, administrative or other proceedings pending or, to the knowledge of Value Fund, threatened against Value Fund, not reflected in such Prospectus;

            D. There are no material contracts outstanding to which Value Fund is a party other than those ordinary in the conduct of its business;

            E. Value  Fund is a Maryland  corporation  duly  organized,  validly existing and in good standing under the laws of the State of Maryland; has all necessary and material Federal and state authorizations to own all its properties and assets and to carry on its business as now being conducted; the Class A shares of Value Fund which it issues to Officers Fund pursuant to the Agreement will be duly authorized, validly issued, fully-paid and non-assessable, will conform to the description thereof contained in Value Fund's Registration Statement and will be duly registered under the 1933 Act and in the states where registration is required; and Value Fund is duly registered under the Act and such registration has not been revoked or rescinded and is in full force and effect;

            F. All Federal and other tax returns and reports of Value Fund required by law to be filed have been filed, and all Federal and other taxes shown due on said returns and reports have been paid or provision shall have been made for the payment thereof and to the best of the knowledge of Value Fund no such return is currently under audit and no assessment has been asserted with respect to such returns and to the extent such tax returns with respect to the taxable year of Value Fund ended October 31, 1997 have not been filed, such returns will be filed when required and the amount of tax shown as due thereon shall be paid when due;

            G. Value Fund has elected to be treated as a regulated investment company and, for each fiscal year of its operations, Value Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company and Value Fund intends to meet such requirements with respect to its current taxable year;

            H. Value Fund has no plan or intention (i) to dispose of any of the assets transferred by Officers Fund, other than in the ordinary course of business, or (ii) to redeem or reacquire any of the Class A shares issued by it in the reorganization other than pursuant to valid requests of shareholders; and

            I. After consummation of the transactions contemplated by the Agreement, Value Fund intends to operate its business in a substantially unchanged manner.

      14. Each party hereby represents to the other that no broker or finder has been employed by it with respect to the Agreement or the transactions contemplated hereby. Each party also represents and warrants to the other that the information concerning it in the Proxy Statement and Prospectus will not as of its date contain any untrue statement of a material fact or omit to state a fact necessary to make the statements concerning it therein not misleading and that the financial statements concerning it will present the information shown fairly in accordance with generally accepted accounting principles applied on a basis consistent with the preceding year. Each party also represents and warrants to the other that the Agreement is valid, binding and enforceable in accordance with its terms and that the execution, delivery and performance of the Agreement will not result in any violation of, or be in conflict with, any provision of any charter, by-laws, contract, agreement, judgment, decree or order to which it is subject or to which it is a party. Value Fund hereby represents to and covenants with Officers Fund that, if the reorganization becomes effective, Value Fund will treat each shareholder of Officers Fund who received any of Value Fund's shares as a result of the reorganization as having made the minimum initial purchase of shares of Value Fund received by such shareholder for the purpose of making additional investments in shares of Value Fund, regardless of the value of the shares of Value Fund received.

      15. Value Fund agrees that it will prepare and file a Registration Statement on Form N-14 under the 1933 Act which shall contain a preliminary form of proxy statement and prospectus contemplated by Rule 145 under the 1933 Act. The final form of such proxy statement and prospectus is referred to in the Agreement as the "Proxy Statement and Prospectus." Each party agrees that it will use its best efforts to have such Registration Statement declared effective and to supply such information concerning itself for inclusion in the Proxy Statement and Prospectus as may be necessary or desirable in this connection. Officers Fund covenants and agrees to deregister as an investment company under the Investment Company Act of 1940, as amended, as soon as practicable to the extent required, and, upon closing, to cause the cancellation of its outstanding shares.

      16. The obligations of the parties under the Agreement shall be subject to the right of either party to abandon and terminate the Agreement without liability if the other party breaches any material provision of the Agreement or if any material legal, administrative or other proceeding shall be instituted or threatened between the date of the Agreement and the Closing Date (i) seeking to restrain or otherwise prohibit the transactions contemplated hereby and/or (ii) asserting a material liability of either party, which proceeding has not been terminated or the threat thereof removed prior to the Closing Date.

      17. The Agreement may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one Agreement. The rights and obligations of each party pursuant to the Agreement shall not be assignable.

      18. All prior or contemporaneous agreements and representations are merged into the Agreement, which constitutes the entire contract between the parties hereto. No amendment or modification hereof shall be of any force and effect unless in writing and signed by the parties and no party shall be deemed to have waived any provision herein for its benefit unless it executes a written acknowledgment of such waiver.

      19. Officers Fund understands that the obligations of Value Fund under the Agreement are not binding upon any Director or shareholder of Value Fund personally, but bind only Value Fund and Value Fund's property.

      20. Value Fund understands that the obligations of Officers Fund under the Agreement are not binding upon any Trustee or shareholder of Officers Fund personally, but bind only Officers Fund and Officers Fund's property. Value Fund represents that it has notice of the provisions of the

Declaration of Trust of Officers Fund disclaiming shareholder and Trustee liability for acts or obligations of Officers Fund.

      IN WITNESS WHEREOF, each of the parties has caused the Agreement to be executed and attested by its officers thereunto duly authorized on the date first set forth above.

                       OPPENHEIMER QUEST VALUE FUND, INC.




                            By: /s/ Andrew J. Donohue
                                 Andrew Donohue
                                    Secretary



                        OPPENHEIMER QUEST FOR VALUE FUNDS
                              on behalf of
                      OPPENHEIMER QUEST OFFICERS VALUE FUND



                             By: /s/ Robert C. Doll
                                 Robert C. Doll
                                 Vice President






229proxy.3

                     Oppenheimer Quest Officers Value Fund

        Proxy For Special Shareholders Meeting To Be Held June 9, 1998

The undersigned shareholder of Oppenheimer Quest Officers Value Fund, a series of Oppenheimer Quest For Value Funds ("Officers Fund"), does hereby appoint George C. Bowen, Andrew J. Donohue, Robert Bishop and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Special Meeting of Shareholders of Officers Fund to be held on June 9, 1998 at 6803 South Tucson Way, Englewood, Colorado at 10:00 A.M., Denver time, and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the Proposal specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

PROXY SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, WHO RECOMMENDS A VOTE FOR THE PROPOSAL ON THE REVERSE SIDE. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED ON THE REVERSE SIDE OR FOR NO CHOICE IS INDICATED.

Please mark your proxy, date and sign it on the reverse side and return it promptly in the accompanying envelope, which requires no postage if mailed in the United States.

The Proposal:
   To approve or disapprove an Agreement and Plan of Reorganization between Oppenheimer Quest For Value Funds, on behalf of Officers Fund, and Oppenheimer Quest Value Fund, Inc. ("Value Fund") and the transactions contemplated thereby, including the transfer of substantially all the assets of Officers Fund to Value Fund in exchange for Class A shares of Value Fund, the distribution of such Class A shares of Value Fund to the Class A shareholders of Officers Fund in complete liquidation of Officers Fund, and the cancellation of the outstanding shares of Officers Fund.

            FOR______               AGAINST______           ABSTAIN_______

                              Dated: _________________________________, 1998
                                     (Month)                     (Day)

                                     ---------------------------------
                                                Signature(s)

                                     ---------------------------------
                                                Signature(s)

Please read both sides of this ballot.
NOTE: PLEASE SIGN EXACTLY AS YOUR NAME(S) APPEAR HEREON. When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give his or her title.

229merge\229.bal